63,750,000 Shares
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
COMMON STOCK

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the ‘‘Fund’’) is offering 63,750,000 shares of common stock. This is the initial public offering of the Fund’s shares of common stock and no public market exists for its common stock.

Investment Objectives.    The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved.

Investment Strategy.     The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets (as defined herein) in emerging markets domestic debt. Emerging markets domestic debt refers to debt obligations of issuers located in emerging market countries that are denominated in the local currency. The debt obligations include (i) Sovereign Debt Obligations (as defined on page 3 in ‘‘Prospectus Summary—The Fund’s Investments’’) and (ii) debt obligations of non-governmental issuers located in emerging market countries, including bonds, convertible securities and commercial paper. For purposes of the Fund’s policies, an issuer is located in an emerging market country if (i) the principal trading market for its securities is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in an emerging market country or countries or (iii) it is a government entity of, is organized under the laws of, or has a principal office in, an emerging market country. Emerging market countries are countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries may include any country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund may invest in emerging market countries such as Indonesia, Malaysia, Thailand, the Czech Republic, Hungary, Poland, Russia, Slovakia, Turkey, South Africa, Brazil, Chile, Colombia, Mexico and Peru. The Fund may invest, without limitation, in securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Fund’s investment adviser. Debt securities rated below investment grade are commonly known as ‘‘junk bonds’’ and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. See ‘‘Principal Risks of the Fund—Lower Rated and Unrated Securities Risk.’’ The Fund’s holdings may range in maturity from overnight to 30 years or more. The Fund may also invest in warrants, structured investments or other Strategic Transactions (as defined on page 4 in ‘‘Prospectus Summary—The Fund’s Investments—Strategic Transactions’’), which may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency.

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No Prior History.    Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of this public offering.The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘EDD.’’

Investment in the Fund’s common shares involves substantial risks arising from the Fund’s policy of investing in debt obligations of emerging market issuers and its use of leverage. Before buying any of the Fund’s common shares, you should read the discussion of the material risks of investing in the Fund in ‘‘Principal Risks of the Fund’’ beginning on page 54 of this prospectus. The risks of investing in the Fund are summarized in ‘‘Prospectus Summary—Principal Risks of the Fund’’ beginning on page 9.

PRICE $20.00 A SHARE

	Price to Public	Sales Load	Estimated Offering Expenses	Proceeds to the Fund
Per Share	$20.00	$0.90	$0.04	$19.06
Total	$1,275,000,000	$57,375,000	$2,550,000	$1,215,075,000

The Fund has granted the underwriters an option to purchase up to 9,562,500 additional common shares at the price to public, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total price to the public, sales load, estimated offering expenses and proceeds to the Fund will be $1,466,250,000, $65,981,250, $2,932,500 and $1,397,336,250, respectively. See ‘‘Underwriters.’’

Morgan Stanley Investment Management Inc., the Fund’s investment adviser, will pay a marketing and structuring fee to Morgan Stanley & Co. Incorporated calculated at 1.25% of the aggregate price to public of the common shares sold by Morgan Stanley & Co. Incorporated, including over-allotted shares. Morgan Stanley Investment Management Inc. will also pay Oppenheimer & Co. Inc. an incentive fee of $620,000. These fees are not reflected under estimated offering expenses in the table above. See ‘‘Underwriters—Additional Compensation to Be Paid by the Adviser.’’

The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.04 per common share sold in this offering. Morgan Stanley Investment Management Inc. has agreed to pay (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) to the extent that they exceed $0.04 per common share. The aggregate offering expenses (other than the sales load) currently are estimated to be $600,000. Proceeds to the Fund are calculated after expenses.

The Securities and Exchange Commission and state securities regulators have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about April 27, 2007.

MORGAN STANLEY

A.G. EDWARDS	OPPENHEIMER & CO.	Raymond James

April 23, 2007

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In addition, the Fund may invest up to 20% of its Managed Assets in Strategic Transactions, which will not be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency, and in currencies of emerging market countries and other types of investments, including shares of open- and closed-end investment companies, common stocks, bonds, convertible securities, money market and short-term debt securities and cash equivalents.

Investment Adviser.    The Fund’s investment adviser is Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’). Morgan Stanley & Co. Incorporated is an affiliate of the Adviser.

Leverage.    The Fund intends to use leverage through the use of a credit facility initially representing approximately 25% of the Fund’s total assets (after the borrowing through the use of a credit facility). In addition, in the future, the Fund may issue preferred shares of the Fund (‘‘Preferred Shares’’). If the Fund utilizes a credit facility or issues Preferred Shares, costs of borrowing or, in the case of Preferred Shares, costs of such offering (including the sales load paid to the underwriters for the offering of the Preferred Shares) will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. Through leveraging, the Fund will seek to obtain a higher return for holders of the Fund’s common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period in which it is employed. See ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’

Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

Please read this prospectus carefully before deciding whether to invest and retain it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus. It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. Copies of the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling toll-free (800) 231-2608 and also will be made available on the Fund’s website at www.morganstanley.com. You may also call this toll-free telephone number to request other information about the Fund or to make stockholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this prospectus. The Securities and Exchange Commission maintains an internet website (www.sec.gov) that contains other information regarding the Fund.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus as if the Fund had authorized it. The Fund is offering to sell, and seeking offers to buy, common shares only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of common shares. The Fund will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any material changes subsequent to the date of this prospectus.

Until May 18, 2007 (25 days after the commencement of this offering), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

 Prospectus Summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this prospectus. In particular, you should carefully read the risks of investing in the common shares, as discussed under ‘‘Principal Risks of the Fund.’’

The Fund	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. is referred to simply as the ‘‘Fund’’ or as ‘‘we,’’ ‘‘us’’ or ‘‘our.’’ See ‘‘The Fund.’’

The Offering	The Fund is offering 63,750,000 shares of its common stock at $20.00 per share through a group of underwriters led by Morgan Stanley & Co. Incorporated. The shares of common stock are called ‘‘common shares’’ in the rest of this prospectus. You must purchase at least 100 common shares ($2,000) in order to participate in this offering. The Fund has given the underwriters an option to purchase up to 9,562,500 additional common shares to cover over-allotments, if any. The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses (other than sales load) that exceed $0.04 per common share. See ‘‘Underwriters.’’

Investment Objectives and Policies	The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets in emerging markets domestic debt. Emerging markets domestic debt refers to debt obligations of issuers located in emerging market countries that are denominated in the local currency. ‘‘Managed Assets’’ means the total assets of the Fund, which includes any proceeds from the issuance by the Fund of Preferred Shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). The debt obligations currently include (i) Sovereign Debt Obligations (as defined below) and (ii) debt obligations of non-governmental issuers located in emerging market countries, including bonds, convertible securities and commercial paper. For purposes of the Fund’s policies, an issuer is located in an emerging market country if (i) the principal trading market for its securities is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in an emerging market country or countries or (iii) it is a government entity of, is organized under the laws of, or has a principal office in, an emerging market country. Emerging market countries are countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries may include any country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund may invest in emerging market countries such as Indonesia, Malaysia, Thailand, the Czech Republic, Hungary, Poland, Russia, Slovakia,

Turkey, South Africa, Brazil, Chile, Colombia, Mexico and Peru. The Fund initially intends to invest less than 25% of its Managed Assets in a single country; however, the Fund’s organizational documents provide no limit on the percentage of the Fund’s Managed Assets that may be invested in a single country. Although the Fund may enter into a credit facility that contains a requirement that no more than 35% of the Fund’s Managed Assets may be concentrated in a single issuer or country (other than U.S. government securities), the lenders under the credit facility could waive this requirement, and this requirement may not apply if the Fund were to repay or refinance its debt under the credit facility. The Fund may invest, without limitation, in securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Adviser. Debt securities rated below investment grade are commonly known as ‘‘junk bonds’’ and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. See ‘‘Principal Risks of the Fund—Lower Rated and Unrated Securities Risk.’’ The Fund’s holdings may range in maturity from overnight to 30 years or more. The Fund may also invest in warrants, structured investments or other Strategic Transactions (as defined below), which may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. Under certain limited circumstances, the Fund’s investments may be all or substantially all invested in warrants, structured investments or other Strategic Transactions (as defined below).

In addition, the Fund may invest up to 20% of its Managed Assets in Strategic Transactions, which will not be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency, and in currencies of emerging market countries and other types of investments, including shares of open- and closed-end investment companies, common stocks, bonds, convertible securities, money market and short-term debt securities and cash equivalents. The Fund’s investment objectives and 80% policy may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days’ prior to any change.

The Fund’s Investments	The Fund will invest primarily in debt obligations of issuers located in emerging market countries that are denominated in the local currency. Initially, the Fund intends to concentrate its investments in Sovereign Debt Obligations (as defined herein). The Adviser will implement a multi-phase investment process, with an emphasis on sovereign economic fundamentals, to assess sovereign risk and the relative valuations of currencies and interest rates in emerging market countries. As part of its assessment, the Adviser will analyze a country’s political, economic and social environment. The Adviser will focus on change at the margin rather than taking static snapshots of economic variables and will seek to interpret events and forces in their early stages and to assess their impact on individual emerging market countries.

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser will analyze economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (GDP growth, inflation, external accounts, debt serviceability). In selecting the Fund’s investments, the Adviser analyzes the ability of an emerging market country’s government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. In addition, the Adviser analyzes long-term equilibrium real exchange rates, utilizing a proprietary econometric model that considers the impact of various fundamental variables, including productivity differentials, terms of trade and external positions. The Adviser will utilize a proprietary interest rate and yield curve valuation model to identify investment opportunities.

The Fund’s investments include:

Sovereign Debt Obligations. Debt obligations known as ‘‘sovereign debt’’ are obligations of governmental issuers in emerging market countries that are denominated in the local currency of the country of issuance and industrialized countries. ‘‘Sovereign Debt Obligations’’ include (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, (ii) debt securities issued by government owned, controlled or sponsored entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between emerging market governments and financial institutions.

Corporate Debt Obligations. The Fund may invest in debt obligations of non-governmental issuers located in emerging market countries and denominated in the local currency. Corporate debt obligations generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate debt obligation specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt obligations come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt obligations currently will include, but are not limited to, fixed rate, floating rate, zero coupon and inflation linked bonds and notes. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants which are exercisable into other debt or equity securities, provided that upon conversion of such securities into equity securities, such equities are promptly disposed of.

Other Debt Obligations. The Fund may invest up to 20% of its Managed Assets in debt obligations other than those of issuers located in emerging market countries and denominated in the local currency,

including, but not limited to, eurobonds, Yankee dollar obligations, global bonds and Brady Bonds.

Currency. The Fund may invest up to 20% of its Managed Assets in currencies of selected emerging market countries. Instruments that provide exposure to the currencies of emerging market countries include, but are not limited to, currency forward contracts, currency swap contracts and other currency derivatives deemed appropriate by the Adviser.

Strategic Transactions. The Fund may invest in warrants, structured investments and various other investment transactions described below (collectively, ‘‘Strategic Transactions’’), which may be used to maintain exposure of at least 80% of its assets will be marked-to-market and to debt obligations of issuers located in emerging market countries that are denominated in the local currency. To the extent that the Strategic Transactions are linked to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, they will be counted toward the 80% policy described under ‘‘—Investment Objectives and Policies.’’ The Fund may also invest up to 20% of its Managed Assets in Strategic Transactions to obtain equity exposure, earn income, facilitate portfolio management and seek to mitigate risks. Although the Adviser may seek to use these transactions to achieve the Fund’s investment objectives, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase warrants, notes or other structured investments from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be related to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, as a means of gaining exposure to such markets or securities. The Fund may also purchase and sell other derivative instruments, including exchange-listed and over-the-counter put and call options on securities, including put and call options on swaps held by the Fund, financial futures contracts, debt and other interest rate indices, stock indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, caps, floors or collars. These investments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See ‘‘Principal Risks of the Fund—Risks of Engaging in Strategic Transactions’’ for a description of the risks involved in using Strategic Transactions.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. There is no limitation on the extent to which the Fund may engage in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.

Leverage. The Fund initially intends to enter into a credit facility in an aggregate amount of up to 25% of its total assets. The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund’s investment objectives, policies and strategies. In addition, in the future, the Fund may issue Preferred Shares. There can be no assurance, however, that any Preferred Shares will actually be issued or that the Fund will enter into a credit facility. If issued, the Preferred Shares would have complete priority upon distribution of assets over the common shares. The Fund’s Board will regularly review the Fund’s use of leverage (i.e., the relative costs and benefits of leverage on the Fund’s common shares) and review the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing Preferred Shares). In addition, the Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or dollar rolls or the issuance of short-term debt securities in an amount that, when combined with the value of any issued and outstanding Preferred Shares and any other borrowings, does not exceed 33 1/3% of its Managed Assets. These techniques are known as leverage and involve greater risks. The Fund’s leveraging strategy may not be successful. See ‘‘The Fund’s Investments—Use of Leverage’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’

See ‘‘The Fund’s Investments—Portfolio Composition’’ for a further description of the composition of the Fund’s portfolio.

Adviser and Administrator	The investment adviser to the Fund is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley & Co. Incorporated, an underwriter, is also a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its two primary businesses: securities and asset management.

The Adviser will provide certain day-to-day investment management services to the Fund. Under the Investment Advisory Agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average weekly Managed Assets. The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the ‘‘Advisers Act’’). As of December 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately US$481.6 billion in assets under management or supervision. See ‘‘Management of the Fund.’’

Morgan Stanley Investment Management Inc. will also serve as administrator (the ‘‘Administrator’’) to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the annual administrative fee, payable monthly, is 0.08% of the Fund’s average weekly Managed Assets. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement), except pricing services and extraordinary expenses.

Distributions	Commencing with the Fund’s initial dividend, the Fund intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income, including interest income, to common stockholders. The Fund expects to declare the initial quarterly dividend on the Fund’s common shares within approximately 120 days after completion of this offering and to pay that initial quarterly dividend approximately 135 to 140 days after completion of this offering. In addition, the Fund intends to distribute, on an semi-annual basis, all or substantially all of its investment company taxable income and net capital gains to its stockholders.

Various factors will affect the level of the Fund’s investment company taxable income, including interest income. To permit the Fund to maintain more stable quarterly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of income actually earned by the Fund during that quarter. Undistributed income will add to the Fund’s net asset value and, correspondingly, distributions from undistributed income, if any, will reduce the Fund’s net asset value. See ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’ Stockholders will automatically have all dividends and distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’

The Fund will pay quarterly dividends on its common shares after the payment of dividends on any Preferred Shares that may be outstanding. If the Fund realizes a capital gain or other taxable income, it will be required, for U.S. federal income tax purposes, to allocate such income between the common shares and any outstanding Preferred Shares in proportion to the total dividends paid to each class for the year in which, or with respect to which, the income is paid. See ‘‘Description of Shares—Preferred Shares’’ and ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’

Use of Leverage	The Fund’s policy on leverage allows the Fund to use leverage in the form of borrowings and/or the issuance of Preferred Shares to the maximum extent allowable under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). The Fund expects to employ leverage through the use of a credit facility initially representing approximately 25% of the Fund’s total assets subject to market conditions.

The Fund has engaged J.P. Morgan Securities Inc. (the ‘‘Arranger’’) to arrange a syndicate of lenders to provide a revolving credit facility in the amount of up to $200,000,000 which amount may be increased to $500,000,000 under certain circumstances. Pursuant to the agreement among the parties, JPMorgan Chase Bank, N.A., as lender (the ‘‘Lender’’) has agreed to commit up to $50,000,000 of the facility amount. The facility will be provided on terms and conditions mutually agreed to by the parties. The commitment by the Arranger to arrange the facility is on a best efforts basis. The commitment by the Lender to provide its portion of the facility is binding on the Lender, subject to the agreement by the parties as to the terms of definitive documentation (such as a credit agreement) and the satisfaction of the preconditions to lending contained therein. The Fund’s obligation to enter into the facility is subject to its agreement with the terms of definitive documentation, and is not binding on the Fund; provided, however, that by entering into an engagement letter with the Arranger and the Lender, the Fund has agreed to reimburse the Arranger and the Lender for their reasonable expenses in connection with their engagement, and indemnify them and hold them harmless from any losses associated therewith, other than losses caused by such parties’ gross negligence or willful misconduct. The Fund has also agreed to a period of exclusivity, whereby the Fund will not engage any party other than the Arranger to arrange financing for the Fund. Such exclusivity period expires upon the earlier of the entry into definitive documentation and May 18, 2007.

The facility is expected to have the following terms and conditions, among others: The term of the facility is 364 days, which term may be extended under certain conditions. The loans under the facility will bear interest at a rate per annum, at the election of the Fund, equal to (a) the higher of (i) the Lender’s prime rate and (ii) the Federal Funds Effective Rate or (b) the rate of LIBOR for the applicable interest period plus a spread of 0.30%. The loans will be secured by a fully perfected first priority lien on all of the assets of the Fund capable of being pledged. There will be a commitment fee on the unused portion of the facility in the amount of 0.08% of the average daily unused portion of the credit facility. The facility will be subject to certain covenants including (a) that the lenders shall receive notice of any amendment to the Fund’s fundamental investment policies or investment objectives and may amend the asset coverage ratio, in accordance with applicable law, in their reasonable discretion, to reflect the credit effect of such amendment, and (b) that no more than 35% of the Fund’s Managed Assets may be concentrated in a single issuer or country (other than U.S. government securities). The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund’s investment objectives, policies and strategies.

In addition, in the future, the Fund may issue Preferred Shares. Lenders may impose specific restrictions as a condition to borrowing through a credit facility and, to the extent that the Fund issues Preferred Shares, the Fund intends to seek a credit rating from one or more nationally recognized statistical rating organizations and may therefore be subject to guidelines imposed by such rating organizations. Guidelines or restrictions imposed by a rating organization or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. The Adviser does not anticipate that such guidelines or restrictions will adversely impact the performance of the Fund’s portfolio in accordance with its investment objectives and policies. See ‘‘Description of Shares—Preferred Shares’’ and ‘‘The Fund’s Investments—Use of Leverage—The Use of a Credit Facility.’’

Any Preferred Shares issued by the Fund would pay adjustable rate dividends based on shorter-term interest rates. The adjustment period could be as short as a day or as long as a year or more. The proceeds received by the Fund from the use of leverage through the issuance of Preferred Shares and/or the use of a credit facility would be used by the Fund to purchase additional investment securities. If the rate of return on the Fund’s investment securities, after the payment of applicable expenses of the Fund, is greater than the applicable dividend rate or current interest rate, the Fund will generate more income by investing the proceeds of the leverage than it will need to pay in leveraging costs. Conversely, if the rate of return on the Fund’s investment securities after the payment of applicable expenses of the Fund is less than the applicable dividend rate or interest rate paid by the Fund, the Fund could suffer a reduction in income as a result of its payment obligations relating to the use of leverage.

If the rate of return earned by the Fund from its investments purchased with the proceeds from leverage exceeds the then current interest or dividend rates resulting from leverage, such proceeds may be used to pay higher dividends to common stockholders. However, the Fund cannot assure that the use of leverage will result in a higher return on its common shares. The use of leverage involves risks discussed further under ‘‘Principal Risks of the Fund—General Leverage Risk.’’ For example, when leverage is employed, the net asset value and market price of the Fund’s common shares will be more volatile. In addition, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not utilize leverage because the fees will be calculated based on the Fund’s Managed Assets, which includes the proceeds from the issuance of Preferred Shares and any borrowings, which may create a conflict of interest between the Adviser and the Fund’s stockholders. See ‘‘Principal Risks of the Fund—Preferred Share Risk,’’ ‘‘Principal Risks of the Fund—General Leverage Risk’’ and ‘‘Management of the Fund.’’

If the Fund utilizes a credit facility or issues Preferred Shares, costs of borrowing (including the sales load paid to the underwriters for the offering of the Preferred Shares) will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage, as the advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from the issuance of Preferred Shares and/or borrowings. In this regard, holders of Preferred Shares do not bear the investment advisory fee. Rather, holders of common shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that holders of common shares effectively bear the entire advisory fee. Through leveraging, the Fund will seek to obtain a higher return for holders of the Fund’s common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. See ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’ The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends, the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities and to finance the repurchase of Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period in which it is employed.

Principal Risks of the Fund	Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following risks before investing in the Fund.

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

Debt Securities Risk. All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Corporate Debt Obligations Risk. Prices of corporate debt obligations fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt obligations in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Investments in Foreign Securities. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See ‘‘—Foreign Currency Considerations.’’

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investments in Emerging Markets. Investing in the securities of issuers located in emerging markets involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

In addition, the inter-relatedness of the economies in emerging market countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most emerging country markets, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Investment and Repatriation Restrictions. Foreign investment in certain emerging country debt securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Sovereign Debt Securities Risk. Investments in emerging market countries’ government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Investments in emerging market countries’ government debt securities involve currency risk. Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging market countries in which the Fund invests. Governments that issue sovereign debt obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt obligations are denominated. Emerging market countries may also issue a new currency to replace an existing currency or may devaluate their currencies. The liquidity and market values of the Fund’s investments in debt obligations of issuers located in emerging market countries may be impacted by the actions of the governments of the emerging market countries in which the Fund invests.

Government obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Foreign Currency Considerations. The Fund will invest directly in debt obligations of issuers located in emerging market countries that are denominated in the local currency and may also invest directly in currencies. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’ The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund will invest in debt obligations of issuers located in emerging market countries that are denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Risks of Engaging in Strategic Transactions. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the Adviser’s prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. When investing in structured investments, it is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured investments) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty (as defined herein), the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The use of forward contracts, options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forwards, futures or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is no limit on the amount of the Fund’s assets that can be put at risk through the use of forwards, futures contracts and options thereon. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the requirements of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), relating to qualification as a regulated investment company. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Lower Rated and Unrated Securities Risk. The Fund may invest without limitation in securities that are generally considered to have a credit quality rated below investment grade by a nationally recognized statistical rating organization such as Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (‘‘S&P’’), or Moody’s Investors Service Inc. (‘‘Moody’s’’). Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as ‘‘junk bonds’’ and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. The Fund may invest in defaulted securities. Some of the emerging country debt securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Debt instruments rated below investment grade and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of instruments rated below investment grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

Loan Participations and Assignments Risk. The Fund may invest in fixed and floating rate loans (‘‘Loans’’) arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions (‘‘Lenders’’). The Fund’s investments in Loans in most instances will be in the form of participations in Loans (‘‘Participations’’) or assignments of all or a portion of Loans (‘‘Assignments’’) from third parties. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Tax Risk. The Fund intends to elect to be treated and to qualify each year as a ‘‘regulated investment company’’ under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its ‘‘investment company taxable income’’ as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement as long as such gains are derived with respect to the business of investing in such currencies. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits.

Investment Risk. You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Net Asset Value Discount. Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a ‘‘discount.’’ Historically, shares of closed-end funds have traded at a discount to their net asset value and the Fund cannot predict whether its shares will trade at a discount to their net asset value. Immediately following the offering, the net asset value of the Fund’s shares will be reduced by offering costs paid by the Fund creating an increased risk that the Fund will trade at a discount to its net asset value for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See ‘‘Description of Shares.’’

Non-Diversification. The Fund is classified as a ‘‘non-diversified’’ investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See ‘‘Tax Matters.’’

Inflation Risk. Inflation risk refers to fluctuations in the value of currency. Inflation decreases the value of money, thereby decreasing the real value of the Fund’s future investment returns. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s shares. Most emerging market countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Illiquid Investments. Investment of the Fund’s assets in relatively illiquid securities and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund pays dividends or distributions or if the Fund repurchases shares, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Convertible Securities Risk. The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally debt securities (but may include preferred stock) and generally rank senior to common stocks in an issuer’s capital structure and, therefore, entail less risk than the issuer’s common stock. The value of a convertible security is a function of its ‘‘investment value’’ (its value as if it did not have a conversion privilege), and its ‘‘conversion value’’ (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a debt security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a debt security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objectives.

The Fund may invest in convertible securities rated below investment grade, which may be referred to as ‘‘junk.’’ Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

There are also special risks associated with the Fund’s investments in ‘‘exchangeable’’ and ‘‘synthetic’’ convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Structured Products Risk. The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more ‘‘factors.’’ These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in structured products may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for certain structured products allowing them to qualify for private placement transactions. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Repurchase Agreements Risk. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. With regard to reverse repurchase agreements, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase.

Reverse Repurchase Agreements and Dollar Rolls Risk. The Fund’s use of reverse repurchase agreements and dollar rolls involve many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements and dollar rolls generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement or dollar roll may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline.

If the buyer of securities under a reverse repurchase agreement or dollar roll were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into repurchase agreements or dollar rolls, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements and dollar roll transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Risks of Lending Portfolio Securities. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Risks of Investing in Other Investment Companies. Subject to the limitations set forth in the Investment Company Act, the Fund may acquire shares in other investment companies, including foreign investment companies. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a stockholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Preferred Share Risk. If the Fund issues Preferred Shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of the common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund’s portfolio of investments, the benefit to the holders of the common shares of issuing Preferred Shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of the Fund’s common shares than if the Fund had not issued Preferred Shares. Because the debt obligations of issuers located in emerging market countries in which the Fund may invest will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this risk is present even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and the holders of the Fund’s common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of any Preferred Shares the Fund may issue. Accordingly, the Fund cannot assure that the issuance of Preferred Shares will result in a higher yield or return to the holders of the Fund’s common shares.

Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of the Fund’s common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage obtained through the issuance of Preferred Shares will result in a greater decrease in net asset value to the common stockholders than if the Fund were not leveraged which may cause a greater decline in the market price for the common shares. In addition, the Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares, as required under the Investment Company Act, or of losing its ratings on the Preferred Shares. In addition, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund may need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low market prices may result in capital loss and may reduce returns to the common stockholders.

In addition, the Fund intends to seek a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations. The Fund intends that, as long as any Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agencies. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of any Preferred Shares which the Fund may issue in the future, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the Investment Company Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, debt securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to Preferred Shares by such rating agencies will be more or less restrictive than as described in this prospectus.

The use of leverage involves risks discussed further under ‘‘Principal Risks of the Fund—General Leverage Risk.’’ For example, when leverage is employed, the net asset value and market price of the Fund’s common shares will be more volatile. In addition, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees will be calculated based on the Fund’s Managed Assets, which includes the proceeds from leverage, which may create a conflict of interest between the Adviser and the stockholders.

General Leverage Risk. There can be no assurance that the Fund will utilize leverage, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in additional risks to the Fund’s stockholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend on any Preferred Shares or the Fund’s costs of borrowing, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Adviser nevertheless may determine to continue to use leverage if it believes that the benefits to the Fund’s stockholders will in the long-term outweigh the potential risk of a reduced return. There is no assurance that the Fund’s leverage strategy will be successful. The costs of an offering of Preferred Shares and/or a borrowing program will be borne by holders of common shares and, consequently, will result in a reduction of the net asset value of the common shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage, as the advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from the issuance of Preferred Shares and/or borrowings. In this regard, holders of Preferred Shares do not bear the investment advisory fee. Rather, holders of common shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that holders of common shares effectively bear the entire advisory fee. Leverage involves risks and special considerations that stockholders should consider, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage;

•	when the Fund uses leverage, the fees payable to the Adviser will be higher than if the Fund did not use leverage;

•	the use of leverage may increase operating costs, which may reduce the Fund’s total return; and

•	the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares.

The Fund may be required to sell assets at a loss, or at an inopportune time, in order to redeem or pay off leverage, resulting in a decrease in the net asset value of the Fund. The Adviser, in its discretion, will continue the Fund’s use of leverage where it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to current stockholders.

While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can, however, be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to common stockholders as compared to a situation where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct and determine not to reduce leverage.

Lenders may impose specific restrictions as a condition to borrowing through a credit facility and, to the extent that the Fund issues Preferred Shares, the Fund intends to seek a credit rating from one or more nationally recognized statistical rating organizations and may therefore be subject to guidelines imposed by such rating organizations. Guidelines or restrictions imposed by a rating organization or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. The Adviser does not anticipate that such guidelines or restrictions will adversely impact the performance of the Fund’s portfolio in accordance with its investment objectives and policies. See ‘‘Description of Shares—Preferred Shares’’ and ‘‘The Fund’s Investments—Use of Leverage—The Use of a Credit Facility.’’

Zero Coupon Securities. Certain debt obligations purchased by the Fund may take the form of zero coupon securities. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Inflation Linked Bonds Risk. While these bonds provide protection against inflation, these bonds generally offer a lower yield than non-inflation linked bonds.

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk. Yankee dollar obligations, eurobonds and global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. To a limited extent, they may also be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Adviser Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Certain Affiliations. Certain broker-dealers, including Morgan Stanley & Co. Incorporated, will be considered to be affiliated persons of the Fund or the Adviser. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Anti-Takeover Provisions. The Fund’s Articles of Amendment and Restatement (the ‘‘Charter’’) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the Fund’s common stockholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value. The Fund’s Board of Directors has determined that these provisions are in the best interests of stockholders generally.

Listing	The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘EDD.’’

Fund Custodian	J.P. Morgan Investor Services Co. (‘‘JPMIS’’) will provide fund accounting and other services pursuant to a sub-administration agreement with the Administrator and will receive compensation from the Administrator for these services.

JPMorgan Chase Bank, N.A. will serve as custodian (the ‘‘Custodian’’) for the Fund. See ‘‘Custodian.’’

Dividend Paying Agent, Transfer Agent and Registrar	Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. (collectively, ‘‘Computershare’’) will serve together as the Fund’s transfer agent (‘‘Transfer Agent’’). See ‘‘Dividend Paying Agent, Transfer Agent and Registrar.’’

 Summary of Fund Expenses

The expenses in the table below assume the Fund’s utilization of a credit facility in an amount equal to 25% of the Fund’s total assets (after the borrowing through the use of a credit facility), and the table shows Fund expenses both as a percentage of net assets attributable to common shares, and, in footnote 3, as a percentage of net assets attributable to common shares assuming no leverage.

Stockholder Transaction Expenses:	Percentage of Offering Price
Sales load paid by you	4.50%
Offering expenses borne by the Fund	0.20	(1)
Dividend reinvestment plan fees	None

Annual Expenses:	As a percentage of net assets attributable to common shares (assuming leverage through use of a credit facility) (3)
Advisory fees	1.33%
Interest Payments on Borrowings	1.90%
Other expenses(1)(2)	0.37%
Total Annual Expenses	3.60%

The purpose of the table and the example is to assist prospective investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown in the table and example above are based on estimated amounts through the end of the Fund’s first fiscal year of operations, unless otherwise indicated, and assume that the Fund issues 63,750,000 common shares. See ‘‘Management of the Fund’’ and ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’ The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed for purposes of the Example.

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45 plus estimated offering expenses of this offering of $2 and estimated borrowing costs of a credit facility representing 25% of the Fund’s total assets (after its utilization)) that you would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 3.60% of net assets attributable to common shares and (ii) a 5% annual return(*):

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$82	$152	$225	$415

(*)	The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed for purposes of the Example. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the Example. The Example assumes that the estimated ‘‘Other Expenses’’ set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value.
(1)	The Adviser has agreed to pay all of the Fund’s organizational expenses. The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.04 per common share (0.20% of the offering price) sold in this offering. The Adviser has agreed to pay such offering costs of the Fund to the extent they exceed $0.04 per common share (0.20% of the offering price). The aggregate offering expenses (other than sales load) to be incurred by the Fund currently are estimated to be $600,000. Offering costs borne by the Fund will result in a reduction of capital of the Fund attributable to common shares.
(2)	The Fund may invest a portion of its assets in other investment companies (the ‘‘Acquired Funds’’). The Fund’s stockholders indirectly bear a pro rata portion of the advisory fees and expenses of the

Acquired Funds in which the Fund invests. The Fund estimates that these expenses will constitute less than 0.01% of the Fund’s average net assets. The estimate is based upon the estimated allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses (including advisory fees) of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended October 31, 2007. Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.
(3)	The table presented below in this footnote estimates what the Fund’s annual expenses would be stated as percentages of the Fund’s net assets attributable to common shares but, unlike the table above, assumes that no credit facility is utilized. This will be the case, for instance, prior to the Fund’s expected use of leverage. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Annual Expenses:	As a percentages of net assets attributable to common shares (assuming that no credit facility is utilized)
Advisory Fees	1.00%
Other Expenses (1)(2)	0.26%
Total Annual Fund Operating Expenses	1.26%

 The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized under the laws of the State of Maryland on January 25, 2007, pursuant to the Fund’s Articles of Incorporation, as amended and restated by the Fund’s Articles of Amendment and Restatement filed with the State Department of Assessments and Taxation of Maryland on February 23, 2007. The Fund has no operating history. The Fund’s principal office is located at 1221 Avenue of the Americas, New York, NY 10020, and its telephone number is (800) 231-2608.

 Use of Proceeds

The net proceeds of this offering of common shares will be approximately $1,215,075,000 ($1,397,336,250 if the underwriters exercise their over-allotment option in full), after payment of the offering costs by the Fund estimated at $2,550,000, or $2,932,500 if the underwriters exercise their over-allotment option in full. The Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objectives and policies as stated below. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load) exceed $0.04 per common share (0.20% of the offering price). The Adviser has also agreed to pay all of the Fund’s organizational expenses. We currently anticipate that the Fund will be able to invest pursuant to the Fund’s investment objectives and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term instruments.

The Fund’s Investments

Investment Objectives and Policies

The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets in emerging markets domestic debt. Emerging markets domestic debt refers to debt obligations of issuers located in emerging market countries that are denominated in the local currency. ‘‘Managed Assets’’ means the total assets of the Fund, which includes any proceeds from the issuance by the Fund of Preferred Shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). The debt obligations currently include (i) Sovereign Debt Obligations and (ii) debt obligations of non-governmental issuers located in emerging markets, including bonds, convertible securities and commercial paper. For purposes of the Fund’s policies, an issuer is located in an emerging market country if (i) the principal trading market for its securities is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in an emerging market country or countries or (iii) it is a government entity of, is organized under the laws of, or has a principal office in, an emerging market country. Certain of the issuers that fall within categories (ii) and (iii) above may or may not have a principal trading market in an emerging market country and, while exposing the Fund’s assets to the economic benefits of investing in an emerging market country, may not do so to the same extent as an issuer with a principal trading market in an emerging market country. Emerging market countries are countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries may include any country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund initially intends to invest less than 25% of its Managed Assets in a single country; however, the Fund’s organizational documents provide no limit on the percentage of the Fund’s Managed Assets that may be invested in a single country. Although the Fund may enter into a credit facility that contains a requirement that no more than 35% of the Fund’s Managed Assets may be concentrated in a single issuer or country (other than U.S. government securities), the lenders under the credit facility could waive this requirement, and this requirement may not apply if the Fund were to repay or refinance its debt under the credit facility. The Fund may invest in emerging market countries such as Indonesia, Malaysia, Thailand, the Czech Republic, Hungary, Poland, Russia, Slovakia, Turkey, South Africa, Brazil, Chile, Colombia, Mexico and Peru. The Fund may invest, without limitation, in securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Adviser. Debt securities rated below investment grade are commonly known as ‘‘junk bonds’’ and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. See ‘‘Principal Risks of the Fund—Lower Rated and Unrated Securities Risk.’’ The Fund’s holdings may range in maturity from overnight to 30 years or more. The Fund may also invest in warrants, structured investments or other Strategic Transactions, which may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. Under certain limited circumstances, the Fund’s investments may be all or substantially all invested in warrants, structured investments or other Strategic Transactions.

In addition, the Fund may invest up to 20% of its Managed Assets in Strategic Transactions, which will not be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency, and in currencies of emerging market countries and other types of investments, including shares of open- and closed-end investment companies, common stocks, bonds, convertible securities, money market and short-term debt securities and cash equivalents. The Fund’s investment objectives and 80% policy may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days’ prior to any change. There can be no assurance that the Fund’s investment objectives will be achieved.

The Fund’s Investments

The Fund will invest primarily in debt obligations of issuers located in emerging market countries that are denominated in the local currency. Initially, the Fund intends to concentrate its investments in Sovereign Debt Obligations. The Adviser will implement a multi-phase investment process, with an emphasis on sovereign economic fundamentals, to assess sovereign risk and the relative valuations of currencies and interest rates in emerging market countries. As part of its assessment, the Adviser will analyze a country’s political, economic and social environment. The Adviser will focus on change at the margin rather than taking static snapshots of economic variables and will seek to interpret events and forces in their early stages and to assess their impact on individual emerging market countries.

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser will analyze economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (GDP growth, inflation, external accounts, debt serviceability). In selecting the Fund’s investments, the Adviser analyzes the ability of an emerging market country’s government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. In addition, the Adviser analyzes long-term equilibrium real exchange rates, utilizing a proprietary econometric model that considers the impact of various fundamental variables, including productivity differentials, terms of trade and external positions. The Adviser will utilize a proprietary interest rate and yield curve valuation model to identify investment opportunities. The Fund’s investments include:

Portfolio Composition

Sovereign Debt Obligations.    Debt obligations known as ‘‘sovereign debt’’ are obligations of governmental issuers in emerging market countries that are denominated in the local currency of the country of issuance and industrialized countries. ‘‘Sovereign Debt Obligations’’ include (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, (ii) debt securities issued by government owned, controlled or sponsored entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between emerging market governments and financial institutions.

Corporate Debt Obligations.    The Fund may invest in debt obligations of non-governmental issuers located in emerging market countries and denominated in the local currency. Corporate debt obligations generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt obligations come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt obligations currently will include, but are not limited to, fixed rate, floating rate, zero coupon and inflation linked bonds and notes. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants which are exercisable into other debt or equity securities, provided that upon conversion of such securities into equity securities, such equities are promptly disposed of.

Other Debt Obligations.    The Fund may invest up to 20% of its Managed Assets in debt obligations other than those of issuers located in emerging market countries and denominated in the local currency, including, but not limited to, eurobonds, Yankee dollar obligations, global bonds and Brady Bonds.

Currency.    The Fund may invest up to 20% of its Managed Assets in currencies of selected emerging market countries. Instruments that provide exposure to the currencies of emerging market countries include, but are not limited to, currency forward contracts, currency swap contracts and other currency derivatives deemed appropriate by the Adviser.

Loan Participations and Assignments.    The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund’s investments in Loans in most instances will be in the form of participations in Loans or assignments of all or a portion of Loans from third parties. The Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

Forward Foreign Currency Exchange Contracts.    The Fund may enter into forward foreign currency exchange contracts (‘‘forward contracts’’) for purposes of gaining exposure to the currency of an emerging market country or as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts under various circumstances. The Fund may use forward contracts as a means of gaining exposure to the currency of an emerging market country. Alternatively, the Fund may enter into forward contracts for hedging purposes. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into ‘‘cross-currency’’ hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities.

When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the net amounts of the Fund’s currency exposure under its forward contracts. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the net amount of the Fund’s currency exposure with respect to such contracts.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Strategic Transactions.    The Fund may invest in warrants, structured investments and various other investment transactions described below, which will be marked-to-market and may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. To the extent that the Strategic Transactions are linked to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, they will be counted toward the 80% policy described under ‘‘—Investment Objectives and Policies.’’ The Fund may also invest up to 20% of its Managed Assets in Strategic Transactions to obtain equity exposure, earn income, facilitate portfolio management and seek to mitigate risks. Although the Adviser may seek to use these transactions to achieve the Fund’s investment objectives, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase warrants, notes or other structured investments from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be related to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, as a means of gaining exposure to such markets or securities. The Fund may also purchase and sell other derivative instruments, including exchange-listed and over-the-counter put and call options on securities, including put and call options on swaps held by the Fund, financial futures contracts, debt and other interest rate indices, stock indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, caps, floors or collars. These investments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See ‘‘Principal Risks of the Fund— Risks of Engaging in Strategic Transactions’’ for a description of the risks involved in using Strategic Transactions.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. There is no limitation on the extent to which the Fund may engage in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.

Options.    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. The following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivative transactions involving options require segregation of Fund assets in special accounts, as described below under ‘‘—Use of Segregated and Other Special Accounts.’’

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (‘‘OTC options’’). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (‘‘OCC’’), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is ‘‘in-the-money’’ (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each, a ‘‘Counterparty’’ and, together, the ‘‘Counterparties’’) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as ‘‘primary dealers,’’ or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of ‘‘A-1’’ from S&P or ‘‘P-1’’ from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization. The staff of the Securities and Exchange Commission currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities ‘‘covering’’ the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on illiquid securities described herein.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on the currencies of emerging markets or on debt obligations of issuers located in emerging market countries that are denominated in the local currency that are traded on securities exchanges and in the OTC markets and related futures contracts. All calls sold by the Fund must be ‘‘covered’’ (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities and debt obligations denominated in the currencies of emerging markets (whether or not it holds the above securities in its portfolio). The Fund will not sell put options if, as a result, more than 50% of the Fund’s assets would be required to be earmarked or segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Futures Contracts.    The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of U.S. government securities or securities. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

Futures Contracts Strategies.    When the Fund anticipates a significant market advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market decline that may adversely affect the market value of the Fund’s securities. To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

There currently are limited futures markets for certain currencies of emerging market countries, securities and indexes and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of those markets. The Fund will normally engage in transactions in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the Commodity Futures Trading Commission (‘‘CFTC’’). Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be earmarked or deposited in a segregated account with the Fund’s custodian so that the amount so earmarked or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (‘‘CEA’’). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund’s prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund’s net assets which may be subject to a hedge position.

Structured Products.    The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more ‘‘factors.’’ These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in structured products may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for certain structured products allowing them to qualify for private placement transactions. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Swaps.    The Fund may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, and options on swaps, caps, floors or collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term ‘‘specified index’’ includes currencies, fixed interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a debt index for the return generated by a second debt index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute ‘‘senior securities’’ under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The Fund may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Options on Swaps.    The Fund may engage in options on swaps for hedging purposes or to manage and mitigate the credit and interest rate. A swap option is a contract that gives a Counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) Counterparty risk.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA by S&P or Aa by Moody’s.

Credit Default Swaps.    The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the Counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total Managed Assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the Counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked-to-market on a daily basis.

Options on Securities Indices and Other Financial Indices.    The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Use of Segregated and Other Special Accounts.    Many derivative transactions, in addition to other requirements, require that the Fund earmark or segregate cash and/or liquid securities to the extent Fund obligations are not otherwise ‘‘covered’’ through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to earmark or segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to earmark or segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to earmark or segregate cash and/or liquid securities equal to the exercise price. OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. To the extent that the Fund segregates assets to cover the daily marked-to-market obligation rather than the notional value, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and derivative transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivative transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the Securities and Exchange Commission and its staff.

Money Market Instruments.    Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, including time deposits and certificates of deposit, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Common Stock.    Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Convertible Securities.    Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of common shares or other equity securities. Convertible securities generally represent a feature of some other type of security, such as a debt security or preferred stock, so that, for example, a convertible debt security would be a debt security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of an equity security and a debt security.

The convertible securities in which the Fund may invest also include ‘‘exchangeable’’ and ‘‘synthetic’’ convertible securities. The Fund may also invest in traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, ‘‘synthetic’’ and ‘‘exchangeable’’ convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, ‘‘synthetic’’ and ‘‘exchangeable’’ convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

Other Registered Investment Companies.    Subject to the limitations set forth in the Investment Company Act, the Fund may invest its assets in securities of other open- and closed-end investment companies, including affiliated registered investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Common stockholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Leverage.    The Fund initially intends to enter into a credit facility in an aggregate amount of up to 25% of its total assets. The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund’s investment objectives, policies and strategies. In addition, in the future, the Fund may issue Preferred Shares. There can be no assurance, however, that any Preferred Shares will actually be issued or that the Fund will enter into a credit facility. If issued, the Preferred Shares would have complete priority upon distribution of assets over the common shares. The Fund’s Board will regularly review the Fund’s use of leverage (i.e., the relative costs and benefits of leverage on the Fund’s common shares) and review the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing Preferred Shares). In addition, the Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or dollar rolls or the issuance of short-term debt securities in an amount that, when combined with the value of any issued and outstanding Preferred Shares and any other borrowings, does not exceed 33 1/3% of its Managed Assets. These techniques are known as leverage and involve greater risks. The Fund’s leveraging strategy may not be successful. See ‘‘The Fund’s Investments—Use of Leverage’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’

Other Investments

Zero Coupon Bonds.    Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Inflation Linked Bonds Risk.    Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

Yankee Dollar Obligations, Eurobonds, Global Bonds.    Certain debt obligations purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in local currency of the country of issuance.

Repurchase Agreements.    The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund’s Board of Directors. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund’s limitation on illiquid securities described herein.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the Securities and Exchange Commission permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the Investment Company Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements.    The Fund may borrow, to the extent permitted by the Investment Company Act, through entering into reverse repurchase agreements, under which, the

Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the Investment Company Act unless the Fund designates on its books and records an amount of assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions.    The Fund may borrow, to the extent permitted by the Investment Company Act, through entering into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

When-Issued and Delayed Delivery Securities.    The Fund may purchase and sell securities on a ‘‘when-issued’’ or ‘‘delayed delivery’’ basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will earmark or segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Mortgage-Backed Securities.    One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a ‘‘pass-through’’ of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Stripped Mortgage-Backed Securities:    A type of mortgage-backed security in which the Fund may invest is a stripped mortgage-backed security (‘‘SMBS’’). SMBS are derivatives in the form of multi-class mortgage securities that may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or ‘‘IO’’ class), while the other class will receive all of the principal (the principal-only or ‘‘PO’’ class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities and may result in losses. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories. SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed ‘‘illiquid’’ and subject to the Fund’s limitation on investing in illiquid securities.

Commercial Mortgaged-Backed Securities (‘‘CMBS’’).    CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or ‘‘balloon’’ is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Brady Bonds.    Brady Bonds are emerging market securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers’ debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to ‘‘value recovery payments’’ in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the ‘‘residual risk’’). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Private Placements and Restricted Securities.    The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be ‘‘liquid,’’ the security will not be included within the category ‘‘illiquid securities.’’ However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Short Sales.    The Fund may participate in short sales. A short sale is a transaction in which a fund sells securities it owns or has the right to acquire at no added cost (i.e., ‘‘against the box’’) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the fund arranges through a broker to borrow the securities and, in so doing, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When a fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the fund replaces the borrowed securities. A fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by a fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants.    Warrants give holders the right, but not the obligation, to buy common stock or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

In particular, the Fund may seek to gain exposure to debt obligations of issuers located in emerging market countries that are denominated in the local currency through structured notes or warrants, the return on which is linked to one or more debt obligations of issuers located in emerging market countries that are denominated in the local currency. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its debt securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods. In addition, the return on structured notes would be based on the return of one or more specified underlying debt securities issued by emerging market countries during the term of the notes.

Borrowing.    The Fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any Preferred Shares then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable Securities and Exchange Commission regulations and interpretations.

Temporary Investments

During periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its holdings in debt obligations of issuers located in emerging market countries that are denominated in the local currency and invest in certain liquid short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., emerging market or other foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States, emerging market or other foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in certain emerging market countries in which the Fund may invest).

Use of Leverage

The Fund’s policy on leverage allows the Fund to use leverage in the form of borrowings and/or the issuance of Preferred Shares to the maximum extent allowable under the Investment Company Act. The Fund expects to employ leverage through the use of a credit facility initially representing approximately 25% of the Fund’s total assets, subject to market conditions. Lenders may impose specific restrictions as a condition to borrowing through a credit facility. In addition, in the future, the Fund may issue Preferred Shares. To the extent that the Fund issues Preferred Shares, the Fund intends to seek a credit rating from one or more nationally recognized statistical rating organizations and may therefore be subject to guidelines imposed by such rating organizations. Guidelines or restrictions imposed by a rating organization or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. The Adviser does not anticipate that such guidelines or restrictions will adversely impact the performance of the Fund’s portfolio in accordance with its investment objectives and policies. See ‘‘Description of Shares—Preferred Shares’’ and ‘‘The Fund’s Investments—Use of Leverage—The Use of a Credit Facility.’’

If the Fund utilizes a credit facility or issues Preferred Shares, costs of borrowing (including the sales load paid to the underwriters for the offering of the Preferred Shares) will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage, as the advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from the issuance of Preferred Shares and/or borrowings. In this regard, holders of Preferred Shares do not bear the investment advisory fee. Rather, holders of common shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that holders of common shares effectively bear the entire advisory fee. Through leveraging, the Fund will seek to obtain a higher return for holders of the Fund’s common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. See ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’ The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends, the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities and to finance the repurchase of Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period in which it is employed.

Any offering of Preferred Shares by the Fund will be subject to market conditions and the Fund’s receipt of a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations (most likely a combination of Moody’s, S&P and/or Fitch Ratings, Ltd. (‘‘Fitch’’)).

The Fund initially intends to utilize leverage representing up to 25% of the Fund’s total assets immediately after the use of a credit facility. The size, timing and other terms of any credit facility would be determined by the Fund’s Board of Directors. The Fund’s Board will regularly review the Fund’s use of leverage (i.e., the relative costs and benefits of leverage on the Fund’s common shares) and review the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing Preferred Shares). The Fund expects to invest the proceeds of any borrowings and/or Preferred Shares offering in other investments permitted by the Fund’s investment policies. The Fund expects that any Preferred Shares would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for any such Preferred Share dividends could be as short as one day or as long as a year or more. The issuance of any such Preferred Shares would leverage the common shares, and the Preferred Shares would have a senior claim on the distribution of the Fund’s assets over the common shares. So long as the Fund’s portfolio investments provide a higher rate of return than the dividend rate of the Preferred Shares and the interest rate on any borrowing under a credit facility, after taking expenses into consideration, the Fund’s use of leverage would cause you to receive a higher current rate of income than if the Fund were not leveraged. Where the income or capital appreciation from the securities purchased with the proceeds is not sufficient to cover the cost of leverage, the Fund’s total return will be lower than if leverage had not been used, resulting in a smaller distributions of dividends and gains. Where the utilization of leverage results in lower returns for the Fund, the Adviser may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s common stockholders of maintaining the leveraged position will outweigh the current reduced return. Since the fee paid to the Adviser will be calculated on the basis of the Fund’s assets including proceeds from borrowings for leverage and the issuance of Preferred Shares, the use of leverage will result in higher fees to the Adviser than if the Fund did not utilize leverage.

Changes in the value of the Fund’s investment portfolio, including investments bought with the proceeds of any borrowings and/or Preferred Shares offering, would be borne entirely by the common stockholders. If there is a net decrease, or increase, in the value of the Fund’s investment portfolio, the leverage would decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Fund were not leveraged. See ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’

For U.S. federal tax purposes, the Fund is currently required to designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income, including tax-exempt interest, net capital gain, and other income subject to federal income tax. A class’ proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class’ proportionate share of such income. The Fund will designate dividends qualifying as exempt-interest dividends, capital gain dividends and other taxable dividends in a manner that allocates such income between the common stockholders and Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Fund does not believe that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Fund’s total assets). Additionally, under the Investment Company Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value of the outstanding Preferred Shares may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. If using a combination of borrowing and the issuance of Preferred Shares, the maximum allocable leverage is somewhere between 300% and 200%, based on the relative amounts borrowed and Preferred Shares issued. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued may include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. These asset coverage maintenance provisions generally will be required by Moody’s, S&P and Fitch, and generally will be more restrictive than the limitations imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In order to meet redemption requirements applicable to Preferred Shares, the Fund may have to liquidate portfolio investments. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a regulated investment company under the Code.

If the Fund has Preferred Shares outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares voting separately as a class. The remaining Directors will be elected by the common stockholders and the holders of Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, the holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund.

The Use of a Credit Facility

The Fund has engaged J.P. Morgan Securities Inc. to arrange a syndicate of lenders to provide a revolving credit facility in the amount of up to $200,000,000 which amount may be increased to $500,000,000 under certain circumstances. Pursuant to the agreement among the parties, JPMorgan Chase Bank, N.A., as lender has agreed to commit up to $50,000,000 of the facility amount. The facility will be provided on terms and conditions mutually agreed to by the parties. The commitment by the Arranger to arrange the facility is on a best efforts basis. The commitment by the Lender to provide its portion of the facility is binding on the Lender, subject to the agreement by the parties as to the terms of definitive documentation and the satisfaction of the preconditions to lending contained therein. The Fund’s obligation to enter into the facility is subject to its agreement with the terms of definitive documentation, and is not binding on the Fund; provided, however, that by entering into an engagement letter with the Arranger and the Lender, the Fund has agreed to reimburse the Arranger and the Lender for their reasonable expenses in connection with their engagement, and indemnify them and hold them harmless from any losses associated therewith, other than losses caused by such parties gross negligence or willful misconduct. The Fund has also agreed to a period of exclusivity, whereby the Fund will not engage any party other than the Arranger to arrange financing for the Fund. Such exclusivity period expires upon the earlier of the entry into definitive documentation and May 18, 2007.

The facility is expected to have the following terms and conditions, among others: The term of the facility is 364 days, which term may be extended under certain conditions. The loans under the facility will bear interest at a rate per annum, at the election of the Fund, equal to (a) the higher of (i) the Lender’s prime rate and (ii) the Federal Funds Effective Rate or (b) the rate of LIBOR for the applicable interest period plus a spread of 0.30%. The loans will be secured by a fully perfected first priority lien on all of the assets of the Fund capable of being pledged thereunder. There will be a commitment fee on the unused portion of the facility in the amount of 0.08% of the average daily unused portion of the credit facility. The facility will be subject to certain covenants including (a) that the lenders shall receive notice of any amendment to the Fund’s fundamental investment policies or investment objectives and may amend the asset coverage ratio, in accordance with applicable law, in their reasonable discretion, to reflect the credit effect of such amendment and (b) that no more than 35% of the Fund’s Managed Assets may be concentrated in a single issuer or country (other than U.S. government securities). The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund’s investment objectives, policies and strategies.

The Fund may enter into a definitive agreement with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility, pursuant to which the Fund would expect to be entitled to borrow an amount initially representing up to approximately 25% of the Fund’s total assets following the sale of the common shares offered hereby. Any such borrowings would constitute leverage. The credit facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the credit facility or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the credit facility against liabilities they may incur in connection with the credit facility.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter, the total asset value of the Fund’s portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of such liquidation value. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.

In addition, the Fund expects that a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios or portfolio composition requirements in addition to those required by the Investment Company Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.

Effects of Leverage

Assuming (i) that the proceeds from any borrowings and/or the issuance of Preferred Shares in the aggregate are equal to approximately 25% of the Fund’s total assets, and (ii) the Fund will pay an annual average rate on indebtedness of 5.70%, payable on such leverage based on market rates as of the date of this prospectus, then the additional income generated by the Fund’s portfolio (net of expenses) must exceed approximately 1.43% to cover the related payments and other expenses. These numbers are merely estimates used for illustration. Actual costs of leveraging may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of −10%, −5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the utilization of leverage representing approximately 25% of the Fund’s total assets. For a further discussion of the risks of the use of leverage, see ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’ The table does not reflect any offering costs of common shares.

Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common share total return	(15.23)%	(8.57)%	(1.90)%	4.77%	11.43%

Common share total return is composed of two elements—the common share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the dividends on Preferred Shares and borrowing costs) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. The purpose of the table above is to assist investors in understanding the effects of leverage. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s common shares, the value of which will be determined by market and other factors and actual returns may be greater or less than those appearing in the table.

If Preferred Shares are issued or the Fund utilizes a credit facility, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not issue Preferred Shares or borrow money because the fees paid will be calculated based on the Fund’s Managed Assets which may create a conflict of interest between the Adviser and the stockholders. The Fund’s stockholders will bear the cost of the Fund’s fees and expenses.

The potential effects of the use of leverage on the Fund’s operation and performance set forth in this section will only impact the Fund’s operation and performance in the event that the Fund issues Preferred Shares or borrows money.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors. By lending its portfolio securities, the Fund will attempt to earn incremental income on portfolio securities through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund will employ an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its net assets. The Fund may lend its portfolio securities consistent with the Fund’s investment objectives so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower ‘‘marks to market’’ on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

 PRINCIPAL Risks of the Fund

You should carefully consider the risks and other information contained in this prospectus before you decide to participate in the offering. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following risks before investing in the Fund.

No Operating History.    The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

Debt Securities Risk.    All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Corporate Debt Obligations Risk.    Prices of corporate debt obligations fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt obligations in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Investments in Foreign Securities.    Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See ‘‘—Foreign Currency Considerations.’’

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investments in Emerging Markets.    Investing in the securities of issuers located in emerging markets involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

In addition, the inter-relatedness of the economies in emerging market countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most emerging country markets, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Investment and Repatriation Restrictions.    Foreign investment in certain emerging country debt securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Sovereign Debt Securities Risk.    Investments in emerging market countries’ government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Investments in emerging market countries’ government debt securities involve currency risk. Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging market countries in which the Fund invests. Governments that issue sovereign debt obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt obligations are denominated. Emerging market countries may also issue a new currency to replace an existing currency or may devaluate their currencies. The liquidity and market values of the Fund’s investments in debt obligations of issuers located in emerging market countries may be impacted by the actions of the governments of the emerging market countries in which the Fund invests.

Government obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Foreign Currency Considerations.    The Fund will invest directly in debt obligations of issuers located in emerging market countries that are denominated in the local currency and may also invest directly in currencies. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’ The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund will invest in debt obligations of issuers located in emerging market countries that are denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Risks of Engaging in Strategic Transactions.    Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the Adviser’s prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. When investing in structured investments, it is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured investments) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The use of forward contracts, options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forwards, futures or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is no limit on the amount of the Fund’s assets that can be put at risk through the use of forwards, futures contracts and options thereon. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the requirements of the Code relating to qualification as a regulated investment company. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Lower Rated and Unrated Securities Risk.    The Fund may invest without limitation in securities that are generally considered to have a credit quality rated below investment grade by a nationally recognized statistical rating organization such as Moody’s and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as ‘‘junk bonds’’ and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. The Fund may invest in defaulted securities. Some of the emerging country debt securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Debt instruments rated below investment grade and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of instruments rated below investment grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

Loan Participations and Assignments Risk.    The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund’s investments in Loans in most instances will be in the form of participations in Loans or assignments of all or a portion of Loans from third parties. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Tax Risk.    The Fund intends to elect to be treated and to qualify each year as a ‘‘regulated investment company’’ under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its ‘‘investment company taxable income’’ as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement as long as such gains are derived with respect to the business of investing in such currencies. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits.

Investment Risk.    You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Net Asset Value Discount.    Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a ‘‘discount.’’ Historically, shares of closed-end funds have traded at a discount to their net asset value and the Fund cannot predict whether its shares will trade at a discount to their net asset value. Immediately following the offering, the net asset value of the Fund’s shares will be reduced by offering costs paid by the Fund creating an increased risk that the Fund will trade at a discount to its net asset value for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See ‘‘Description of Shares.’’

Non-Diversification.    The Fund is classified as a ‘‘non-diversified’’ investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See ‘‘Tax Matters.’’

Inflation Risk.    Inflation risk refers to fluctuations in the value of currency. Inflation decreases the value of money, thereby decreasing the real value of the Fund’s future investment returns. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s shares. Most emerging market countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Common Stock Risk.    In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Illiquid Investments.    Investment of the Fund’s assets in relatively illiquid securities and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund pays dividends or distributions or if the Fund repurchases shares, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Convertible Securities Risk.    The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally debt securities (but may include preferred stock) and generally rank senior to common stocks in an issuer’s capital structure and, therefore, entail less risk than the issuer’s common stock. The value of a convertible security is a function of its ‘‘investment value’’ (its value as if it did not have a conversion privilege), and its ‘‘conversion value’’ (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a debt security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a debt security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objectives.

The Fund may invest in convertible securities rated below investment grade, which may be referred to as ‘‘junk.’’ Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

There are also special risks associated with the Fund’s investments in ‘‘exchangeable’’ and ‘‘synthetic’’ convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Structured Products Risk.    The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more ‘‘factors.’’ These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in structured products may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for certain structured products allowing them to qualify for private placement transactions. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to:

(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Repurchase Agreements Risk.    The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. With regard to reverse repurchase agreements, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase.

Reverse Repurchase Agreements and Dollar Rolls Risk.    The Fund’s use of reverse repurchase agreements and dollar rolls involve many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements and dollar rolls generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement or dollar roll may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline.

If the buyer of securities under a reverse repurchase agreement or dollar roll were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into repurchase agreements or dollar rolls, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements and dollar roll transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Risks of Lending Portfolio Securities.    There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Risks of Investing in Other Investment Companies.    Subject to the limitations set forth in the Investment Company Act, the Fund may acquire shares in other investment companies, including foreign investment companies. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a stockholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Preferred Share Risk.    If the Fund issues Preferred Shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of the common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund’s portfolio of investments, the benefit to the holders of the common shares of issuing Preferred Shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of the Fund’s common shares than if the Fund had not issued Preferred Shares. Because the debt obligations of issuers located in emerging market countries in which the Fund may invest will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this risk is present even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and the holders of the Fund’s common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of any Preferred Shares the Fund may issue. Accordingly, the Fund cannot assure that the issuance of Preferred Shares will result in a higher yield or return to the holders of the Fund’s common shares.

Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of the Fund’s common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage obtained through the issuance of Preferred Shares will result in a greater decrease in net asset value to the common stockholders than if the Fund were not leveraged which may cause a greater decline in the market price for the common shares. In addition, the Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares, as required under the Investment Company Act, or of losing its ratings on the Preferred Shares. In addition, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund may need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low market prices may result in capital loss and may reduce returns to the common stockholders.

In addition, the Fund intends to seek a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations. The Fund intends that, as long as any Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agencies. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of any Preferred Shares which the Fund may issue in the future, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the Investment Company Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, debt securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to Preferred Shares by such rating agencies will be more or less restrictive than as described in this prospectus.

The use of leverage involves risks discussed further under ‘‘Principal Risks of the Fund—General Leverage Risk.’’ For example, when leverage is employed, the net asset value and market price of the Fund’s common shares will be more volatile. In addition, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees will be calculated based on the Fund’s Managed Assets, which includes the proceeds from leverage, which may create a conflict of interest between the Adviser and the stockholders.

General Leverage Risk.    There can be no assurance that the Fund will utilize leverage, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in additional risks to the Fund’s stockholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend on any Preferred Shares or the Fund’s costs of borrowing, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Adviser nevertheless may determine to continue to use leverage if it believes that the benefits to the Fund’s stockholders will in the long-term outweigh the potential risk of a reduced return. There is no assurance that the Fund’s leverage strategy will be successful. The costs of an offering of Preferred Shares and/or a borrowing program will be borne by holders of common shares and consequently, will result in a reduction of the net asset value of the common shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage, as the advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from the issuance of Preferred Shares and/or borrowings. In this regard, holders of Preferred Shares do not bear the investment advisory fee. Rather, holders of common shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that holders of common shares effectively bear the entire advisory fee. Leverage involves risks and special considerations that stockholders should consider, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage;

•	when the Fund uses leverage, the fees payable to the Adviser will be higher than if the Fund did not use leverage;

•	the use of leverage may increase operating costs, which may reduce the Fund’s total return; and

•	the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares.

The Fund may be required to sell assets at a loss, or at an inopportune time, in order to redeem or pay off leverage, resulting in a decrease in the net asset value of the Fund. The Adviser, in its discretion, will continue the Fund’s use of leverage where it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to current stockholders.

While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can, however, be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to common stockholders as compared to a situation where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct and determine not to reduce leverage.

Lenders may impose specific restrictions as a condition to borrowing through a credit facility, and to the extent that the Fund issues Preferred Shares, the Fund intends to seek a credit rating from one or more nationally recognized statistical rating organizations and may therefore be subject to guidelines imposed by such rating organizations. Guidelines or restrictions imposed by a rating organization or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. The Adviser does not anticipate that such guidelines or restrictions will adversely impact the performance of the Fund’s portfolio in accordance with its investment objectives and policies. See ‘‘Description of Shares—Preferred Shares’’ and ‘‘The Fund’s Investments—Use of Leverage—The Use of a Credit Facility.’’

Zero Coupon Securities.    Certain debt obligations purchased by the Fund may take the form of zero coupon securities. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Inflation Linked Bonds Risk.    While these bonds provide protection against inflation, these bonds generally offer a lower yield than non-inflation linked bonds.

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk.    Yankee dollar obligations, eurobonds and global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. To a limited extent, they may also be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Adviser Risk.    As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Certain Affiliations.    Certain broker-dealers, including Morgan Stanley & Co. Incorporated, will be considered to be affiliated persons of the Fund or the Adviser. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Anti-Takeover Provisions.    The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the Fund’s common stockholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value. The Fund’s Board of Directors has determined that these provisions are in the best interests of stockholders generally.

Investment Restrictions

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of Preferred Shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding common shares and of Preferred Shares, voting together as a class, and the approval of a majority of the outstanding Preferred Shares, voting separately as a class. For purposes of the restrictions, an issuer of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that security, provided that the guaranty of a security will be considered a separate security unless the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

1. Invest 25% or more of its total assets (taken at the time of each investment) in the securities of issuers in any one particular industry. This limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from futures, options, forward contracts, swaps, CMOs, structured investments, other derivative instruments or any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4. Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

6. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7. Purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

As a matter of operating policy, which may be changed by the Fund’s Board of Directors without stockholder vote, the Fund may not:

1. Invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund’s stockholders, if the Directors determine such action is warranted. The Fund will notify its stockholders of any change in any of the operating policies set forth above. Such notice shall also include a discussion of the increased risks of investment in the Fund, if any, associated with such a change.

Management of the Fund

Board of Directors of the Fund

The Board of Directors of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Adviser to ensure that the Fund’s general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Directors and Officers of the Fund

The Directors are divided into three classes. Directors serve for a three-year term and until their successors have been duly elected and qualify. See ‘‘Certain Provisions of Maryland Law and of the Fund’s Charter and Bylaws.’’

The Board of the Fund currently consists of ten Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’) and certain of the funds advised by Morgan Stanley Investment Advisors Inc. (the ‘‘Retail Funds’’). Nine Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These are the ‘‘non-interested’’ or ‘‘Independent’’ Directors. The other Director (the ‘‘Interested Director’’) is affiliated with the Adviser.

Independent Directors

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2006) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisors Inc.).

Name, Address and Age of Independent Director	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Frank L. Bowman c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036 (62)	Class III Director	Since February 2007	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Sub-Committee of the Valuation, Insurance and Compliance Committee (since February 2007); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Michael Bozic c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036 (66)	Class II Director	Since February 2007	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-
			November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	173	Director of various business organizations.

Name, Address and Age of Independent Director	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Kathleen A. Dennis c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036 (53)	Class I Director	Since February 2007	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	171	None.
Dr. Manuel H. Johnson c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006 (58)	Class III Director	Since February 2007	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chairperson of the Audit Committee (July 1991-September 2006), Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of Evergreen Energy.
Joseph J. Kearns c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265 (64)	Class I Director	Since February 2007	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001 - July 2003); formerly Chief Financial Officer of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Name, Address and Age of Independent Director	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Michael F. Klein c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036 (48)	Class II Director	Since February 2007	Managing Director, Aetos Capital, LLC (since March 2000); and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management; President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022 (70)	Chairperson of the Board and Class I Director	Since February 2007	General Partner of Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006); and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.
W. Allen Reed c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036 (60)	Class II Director	Since February 2007	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); President and CEO of General Motors Asset Management; formerly, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 - December 2005).	171	Director of GMAC (financial services) and Temple-Inland Industries (packaging, banking and forest products); member of the Morgan Stanley Capital International Editorial Board; Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Name, Address and Age of Independent Director	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Fergus Reid c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564 (74)	Class I Director	Since February 2007	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

**	Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

The Director who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2006) and the other directorships, if any, held by the Interested Director, are shown below.

Name, Address and Age of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director
James F. Higgins c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311 (59)	Class III Director	Since February 2007	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

**	Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

Name, Address and Age of Executive Officer	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Ronald E. Robison 1221 Avenue of the Americas New York, NY 10020 (68)	President and Principal Executive Officer	Since February 2007	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf, London England E144AD (52)	Vice President	Since February 2007	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and the Institutional Funds (since February 2006).
Dennis F. Shea 1221 Avenue of the Americas New York, NY 10020 (53)	Vice President	Since February 2007	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Amy R. Doberman 1221 Avenue of the Americas New York, NY 10020 (45)	Vice President	Since February 2007	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto 1221 Avenue of the Americas New York, NY 10020 (43)	Chief Compliance Officer	Since February 2007	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Name, Address and Age of Executive Officer	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Stefanie V. Chang Yu 1221 Avenue of the Americas New York, NY 10020 (40)	Vice President	Since February 2007	Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with Morgan Stanley Investment Advisors Inc.
Mary E. Mullin 1221 Avenue of the Americas New York, NY 10020 (40)	Secretary	Since February 2007	Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).
James Garrett 1221 Avenue of the Americas New York, NY 10020 (38)	Treasurer and Chief Financial Officer	Since February 2007	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser, Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).
Michael Leary JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108 (41)	Assistant Treasurer	Since February 2007	Director and Vice President of Fund Administration, J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

**	Each officer serves an indefinite term, until his or her successor is elected.

Robert Creaney and Eric Marmoll who are officers of the Adviser or its affiliates also serve as assistant treasurers of the Fund. In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2006, is shown below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2006)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2006)
Independent Directors
Frank L. Bowman(1)	None	$50,001 – $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed	None	$10.001 – $50,000
Fergus Reid(1)	None	over $100,000
Interested Director
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Directors and the Committees.    Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Institutional Funds seek as Independent Directors or Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds’ Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. Three of the Independent Directors serve as members of the Audit Committee, three Independent Directors serve as members of the Governance Committee, four Directors, including three Independent Directors, serve as members of the Valuation, Insurance and Compliance Committee and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Directors of the Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee is charged with recommending to the full Board of Directors the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Audit Committee meeting minutes to the full Board of Directors. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committee is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Fund. Each Independent Director is also ‘‘independent’’ from the Fund under the listing standards of the New York Stock Exchange. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any Board Committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are currently Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee of the Fund is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under the caption ‘‘—Stockholder Communications.’’

The Board formed a Valuation, Insurance and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Valuation, Insurance and Compliance Committee currently consists of Frank L. Bowman, Michael Bozic, Manuel H. Johnson and James F. Higgins. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. Michael Bozic is the Chairperson of the Valuation, Insurance and Compliance Committee. The Valuation, Insurance and Compliance Committee has a Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Valuation, Insurance and Compliance Committee and the Sub-Committee were formed in October 2006 and February 2007, respectively.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, Fergus Reid and W. Allen Reed. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Fund’s primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)	Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)	Fixed-Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)	Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

Director and Officer Indemnification and Limitation of Liability

The Fund’s Charter provides that to the fullest extent permitted by Maryland statutory or decisional law, subject to the requirements of the Investment Company Act, no Director or officer of the Fund is personally liable to the Fund or its stockholders for money damages. The Fund’s Charter also provides for indemnification of Directors and officers of the Fund to the fullest extent permitted by law (including the Investment Company Act). See discussion below.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors. Stockholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director previously noted. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $360,000 for his services as Chairperson.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director.

The Fund has a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows the estimated aggregate compensation to be paid by the Fund to each of the Fund’s Directors, as well as the aggregate compensation payable to each of the Fund’s Directors by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2006. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.

Compensation

Name of Director(1)	Aggregate Compensation from the Fund(2)	Total Compensation from Fund Complex Paid to Directors and (Number of Other Funds and Portfolios in Fund Complex from which the Director received compensation)(3)
Independent Director
Frank L. Bowman(2)	None	$75,000
Michael Bozic	None	$195,000
Kathleen A. Dennis	None	$78,750
Manuel H. Johnson	None	$240,000
Joseph J. Kearns(2)	None	$226,250
Michael F. Klein	None	$78,750
Michael E. Nugent	None	$285,000
W. Allen Reed	None	$78,750
Fergus Reid	None	$215,000
Interested Director
James F. Higgins	None	$0

(1)	Includes all amounts paid for serving as Director/Trustee of the funds, as well as serving as Chairperson of the Board or as Chairperson of a Committee/Sub-Committee of the Fund.
(2)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year.
(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the Trustees under the DC Plan. As of December 31, 2006, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns and Reid pursuant to the deferred compensation plan was $78,764, $959,331 and $764,483, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), not including the Fund, had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an ‘‘Eligible Director’’) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Directors by the Adopting Funds for the calendar year ended December 31, 2006, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

Name of Independent Director	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$17,614	$46,871
Manuel H. Johnson	$18,586	$68,630
Michael E. Nugent	$29,524	$61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director’s life.

The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire and is elected at the annual meeting of stockholders. See ‘‘Certain Provisions of Maryland Law and of the Fund’s Charter and Bylaws.’’

As of the date of this prospectus, the aggregate number of common shares of the Fund owned by the Fund’s officers and Directors as a group was less than 1% of the Fund’s common shares outstanding.

The Charter and the Bylaws of the Fund provide that the Fund will indemnify, and pay or reimburse reasonable expenses before final disposition of a proceeding to, directors or officers of the Fund to the fullest extent permitted by law (including the Investment Company Act). Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity, or in the defense of any claim, issue or matter in such a proceeding. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation generally may not indemnify for an adverse judgment in a suit by or in the right of the corporation. Also, a Maryland corporation generally may not indemnify for a judgment of liability on the basis that personal benefit was improperly received. In either of these cases, a Maryland corporation may indemnify for expenses only if a court orders indemnification. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer. First, however, the corporation must receive a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met. The termination of any proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of any order of probation prior to judgment, creates a rebuttable presumption that the director or officer did not meet the requisite standard of conduct required for indemnification to be permitted. The Fund’s Charter further provides that to the fullest extent permitted by Maryland law, and subject to the requirements of the Investment Company Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2) active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Adviser

Morgan Stanley Investment Management Inc. serves as the Fund’s investment adviser. The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. The Adviser is a registered investment adviser under the Advisers Act. The Adviser provides portfolio management services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. As of December 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately $481.6 billion of assets under management or supervision. The Adviser’s principal address is 1221 Avenue of the Americas, New York, NY 10020. The Adviser currently acts as investment adviser for 73 investment funds registered under the Investment Company Act. Morgan Stanley & Co. Incorporated is an affiliate of the Adviser.

The Adviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide. The Adviser draws upon the capabilities of its asset management specialists located in its various offices throughout the world, including New York, London, Singapore, Tokyo and Mumbai. It also draws upon the research capabilities of Morgan Stanley and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the Adviser utilizes.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement, the Adviser will supervise the investment activities of the Fund; obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties under the Investment Advisory Agreement; continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser will also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders’ and other meetings.

For services under the Investment Advisory Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly Managed Assets.

Under the Investment Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients. Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

The Investment Advisory Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not ‘‘interested persons’’ of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund’s Board of Directors or the Fund’s outstanding voting securities. The Investment Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined under the Investment Company Act.

The Investment Advisory Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement will be available in the Fund’s Annual Report to Stockholders for the period ended October 31, 2007.

Portfolio Managers

The Fund’s assets are managed within the Emerging Markets Debt team. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Abigail McKenna, Managing Director of the Adviser, and Eric J. Baurmeister and Federico L. Kaune, each an Executive Director of the Adviser. Ms. McKenna has been associated with the Adviser in an investment management capacity since August 1996 and will begin managing the Fund at its inception. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since October 1997 and will begin managing the Fund at its inception. Mr. Kaune has been associated with the Adviser in an investment management capacity since April 2003 and will begin managing the Fund at its inception. Prior to joining the Adviser, he was a Senior Vice President and Senior Economist at Goldman Sachs. Ms. McKenna, Mr. Baurmeister and Mr. Kaune are co-portfolio managers. Certain other members of the team collaborate to manage the assets of the Fund, but are not primarily responsible for the day-to-day management of the Fund. The composition of the team may change from time to time.

Other Accounts Managed by the Portfolio Managers.    As of January 31, 2007, Ms. McKenna managed seven registered investment companies with a total of approximately $1.1 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $433.6 million in assets; and three other accounts with a total of approximately $1.4 billion in assets. As of January 31, 2007, Mr. Baurmeister managed four registered investment companies with a total of approximately $502.1 million in assets; no pooled investment vehicles other than registered investment companies and two other accounts with a total of approximately $367.9 million in assets. As of January 31, 2007, Mr. Kaune managed three registered investment companies with a total of approximately $256.8 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure.    Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base Salary Compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary Compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for the one-, three-and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund’s investment performance will be measured against the JPMorgan Government Bond Index—Emerging Markets Index. Other funds/accounts managed by the same portfolio manager may be measured against this same index, if appropriate, or against another index (or indices) that is deemed a more appropriate size-and/or style-specific to such fund/account as disclosed in such fund’s/account’s disclosure materials or guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described above under ‘‘—Other Accounts Managed by the Portfolio Managers.’’ Generally, the greatest weight is placed on the three-and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers.    As of March 15, 2007, Ms. McKenna, Mr. Baurmeister and Mr. Kaune did not own any securities in the Fund.

The Administrator

Morgan Stanley Investment Management Inc. serves as administrator to the Fund pursuant to the Administration Agreement. Under the Administration Agreement, the administrative fee is 0.08% of the Fund’s average weekly Managed Assets. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement), except pricing services and extraordinary expenses.

Under a sub-administration agreement between the Administrator and JPMIS, a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

Portfolio Transactions and Brokerage

Subject to the general supervision of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund anticipates that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the OTC market, securities are generally traded on a ‘‘net’’ basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter’s concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser or its affiliates). Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect portfolio brokerage transactions under procedures adopted by the Fund’s Board of Directors. Pursuant to these procedures, the Adviser uses two broker-dealer affiliates, Morgan Stanley Distribution, Inc. (including Morgan Stanley International Limited) and Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), both of which are wholly-owned by Morgan Stanley and both of which are affiliates of Morgan Stanley & Co. Incorporated, which is one of the underwriters. For such transactions, the commission rates and other remuneration paid to Morgan Stanley Distribution, Inc. or Morgan Stanley DW must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for the issuer, consistent with applicable rules adopted by the Securities and Exchange Commission or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with that broker who also furnishes research and other services to the Fund or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. In certain instances, the Adviser may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Adviser. The information and services received by the Adviser from brokers and dealers may be utilized by the Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. To the extent that the Adviser receives these services from brokers and dealers, it will not have to pay for these services itself.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

 Net Asset Value

The Fund determines its net asset value no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of common shares outstanding. In valuing the Fund’s assets, securities listed on a foreign exchange are valued at their closing price. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on the NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets in which the Fund may invest on days that are not Fund business days. The Fund’s calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. When an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, or trade in the over-the-counter market, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

All assets or liabilities of the Fund not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation. The Fund’s obligation to pay any local taxes are booked as a liability on the date the Fund recognizes income or marks-to-market its assets and has the effect of reducing the Fund’s net asset value.

Dividends and Distributions; Dividend Reinvestment Plan

Commencing with the Fund’s initial dividend, the Fund intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income, including interest income, to common stockholders. The Fund expects to declare the initial quarterly dividend on the Fund’s common shares within approximately 135 days after completion of this offering and to pay that initial quarterly dividend approximately 120 to 140 days after completion of this offering. The Fund intends to distribute, on an semi-annual basis, all or substantially all of its investment company taxable income and net capital gain to its stockholders. See ‘‘Tax Matters—U.S. Federal Income Taxes.’’ The Fund may elect annually to retain for reinvestment any net realized long-term capital gains.

Pursuant to the Dividend Reinvestment Plan (the ‘‘Plan’’), each stockholder is deemed to have elected, unless the Plan Agent is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by Computershare (the ‘‘Plan Agent’’), in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund’s common shares or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common shares to be issued by the Fund. If the market price per common share on the valuation date equals or exceeds net asset value per common share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s common shares are then listed, the next preceding trading day. If the net asset value exceeds the market price of common shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund’s common shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. However, each participant’s account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant also pays brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions. See ‘‘Tax Matters—U.S. Federal Income Taxes.’’

The Fund reserves the right to amend, suspend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 30 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 30 days’ written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for the Fund at Morgan Stanley Emerging Markets Domestic Debt Fund, Inc., Dividend Reinvestment Plan, Computershare Shareholder Services, Inc., P.O. Box 43010, Providence, RI, 09240-3010.

 Description of Shares

The Fund is a corporation organized under the laws of the state of Maryland pursuant to its Charter, consisting of Articles of Amendment and Restatement filed with the State Department of Assessments and Taxation of Maryland on February 23, 2007. The Fund is authorized to issue 100,000,000 shares of Common Stock, par value $0.01 per share, and 50,000,000 shares of preferred stock, par value $0.01 per share.

Common Shares

Each common share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable and will have no conversion, preemptive or other subscription rights. Each common share has one vote per share on all matters to be voted upon by stockholders, and stockholders may not cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect all of the successors of the class of Directors whose term expires at that meeting. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefore; however, the Fund’s Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares. In the event of liquidation, dissolution or winding up of the Fund, each common share is entitled to receive its proportion of the Fund’s assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of the Fund may be entitled. See ‘‘Certain Provisions of Maryland Law and of the Fund’s Charter and Bylaws.’’

The Fund has no present intention of offering any additional common shares, except that additional common shares may be issued under the Plan. Any additional offerings of common shares will require approval by the Fund’s Board of Directors. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing common stockholders or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘EDD.’’ The net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering costs paid by the Fund. See ‘‘Summary of Fund Expenses.’’

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional common shares or sell shares already held, the stockholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. See ‘‘Principal Risks of the Fund.’’ The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their common shares. The Fund, however, may repurchase common shares from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of the Maryland General Corporation Law (‘‘MGCL’’), the Fund may borrow to finance the repurchase of common shares.

The Fund currently intends to issue its common shares without certificates, as permitted under Maryland law.

Preferred Shares

The Fund’s Charter provides that the Fund’s Board of Directors may authorize and issue Preferred Shares from time to time in one or more classes or series, each having such designation, number of shares, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as determined by the Board of Directors, by action of the Board of Directors without the approval of common stockholders. Common stockholders have no preemptive right to purchase any Preferred Shares that might be issued.

The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently intends to utilize financial leverage, which may include Preferred Shares, initially representing up to 25% of the Fund’s total assets immediately after the financial leverage is utilized. The Board of Directors also reserves the right to issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). We cannot assure, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions will be determined by the Board of Directors, subject to applicable law and the Charter, it is likely that the terms of the Preferred Shares will be structured to carry a relatively short-term dividend rate, providing for the periodic redetermination of the dividend rate at relatively short intervals by reflecting interest rates on short-term securities through an auction, remarketing or other procedure. The Fund also expects that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares that it may initially issue will be similar to those stated below. The issuance of Preferred Shares would leverage the common shares and the Preferred Shares would have a senior claim on the distribution of the Fund’s assets over the common shares. So long as the Fund’s portfolio investments provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the issuance of Preferred Shares should cause you to receive a higher current rate of income than if the Fund were not leveraged.

Changes in the value of the Fund’s investment portfolio, including investments bought with the proceeds of the Preferred Shares offering, would be borne entirely by the common stockholders. If there is a net decrease, or increase, in the value of the Fund’s investment portfolio, the leverage would decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Fund were not leveraged. See ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’

For U.S. federal income tax purposes, the Fund is currently required to designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income, including tax-exempt interest, net capital gain and other income subject to federal income tax. A class’ proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class’ proportionate share of such income. The Fund will designate dividends qualifying as exempt-interest dividends, capital gain dividends and other taxable dividends in a manner that allocates such income between the common stockholders and Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to common stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights.    The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by common stockholders and the holders of Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Directors of the Fund at any time that two years’ dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See ‘‘Certain Provisions of Maryland Law and the Fund’s Charter and Bylaws.’’ As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Charter, holders of Preferred Shares will have equal voting rights with common stockholders (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with common stockholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund.    The terms of the Preferred Shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share and (ii) the Fund may tender for or purchase Preferred Shares which would then become authorized but unissued Preferred Shares. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Charter. The Board of Directors, without the approval of the common stockholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

If the Fund issues Preferred Shares, the Fund intends to apply for ratings for any Preferred Shares from Moody’s, S&P and/or Fitch. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The

Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s common stockholders or its ability to achieve its investment objective. Any offering of Preferred Shares is subject to market conditions and may be subject to the Fund’s receipt of a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations (most likely a combination of Moody’s, S&P and/or Fitch).

Certain Provisions of Maryland
 Law and of the Fund’s Charter and Bylaws

The Fund’s Charter and Bylaws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the common shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

The following paragraphs summarize certain provisions of Maryland law and the Fund’s Charter and Bylaws. The summary does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law and to the Fund’s Charter and Bylaws.

Size and Classification of the Board Of Directors

The Fund’s Charter provides that the number of directors of the Fund shall be established by the Fund’s Bylaws, but shall not be less than the minimum number required by the MGCL. Any vacancy on the Board of Directors will be filled, at any regular meeting or at any special meeting called for that purpose, by a majority vote of the remaining Directors, even if the remaining Directors do not constitute a quorum, except that a vacancy resulting from an increase in the number of Directors will be filled by a majority vote of the entire Board of Directors. A Director elected by the Board of Directors to fill a vacancy serves until the next annual meeting of stockholders and until his successor is elected and qualifies.

The Fund’s Bylaws provide for a staggered Board of Directors comprised of three classes as nearly equal in size as possible. Each class holds office until the third annual meeting for election of Directors following the election of such class. We believe that classification of the Fund’s Board of Directors will help to assure the continuity and stability of the Fund’s business strategies and policies. The classified Director provision may make the replacement of incumbent directors more time consuming and difficult. This could discourage a third party from making a tender offer or otherwise attempting to obtain control of us, even though such an attempt might be beneficial to us and our stockholders. A change in a majority of the Fund’s Board of Directors will generally require at least two annual meetings of stockholders, instead of one. Thus, the classified Board provision could increase the likelihood that incumbent Directors will retain their positions.

Removal of Directors

The Fund’s Charter provides that the Fund’s Directors may be removed from office, with or without cause, by the affirmative vote of two-thirds of all outstanding shares of stock entitled to vote in the election of Directors. This provision, when coupled with the provision in the Bylaws authorizing the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent Directors and filling the vacancies created by such removal with their own nominees, except upon a substantial affirmative vote.

Business Combinations

Under Maryland law, certain ‘‘business combinations,’’ including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities, between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, ten percent or more of the voting power of the corporation’s shares; or

•	an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

At the conclusion of the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price (as defined under Maryland law) for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. None of these provisions of the Maryland law will apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested stockholder becomes an interested stockholder.

The business combination statute is not applicable to a corporation registered under the Investment Company Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the business combination statute, provided that the resolution shall not be effective with respect to a business combination with any person who has become an interested stockholder before the time that the resolution is adopted.

The Fund’s Board of Directors has not adopted such a resolution and thus, unless the Fund’s Board of Directors adopts such a resolution in the future, the business combination statute will not be applicable to business combinations of the Fund with any person or entity. As a result, persons may be able to enter into business combinations with us that may not be in the best interests of our stockholders, without compliance with the super majority vote requirements and other provisions of Maryland law.

Advance Notice of Director Nominations and New Business

The Fund’s Bylaws provide that (a) with respect to an annual meeting of stockholders, nominations of persons for election to the Fund’s Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting; (ii) by or at the direction of the Fund’s Board of Directors; or (iii) by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws; and (b) with respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the special meeting of stockholders and nominations of persons for election to the Fund’s Board of Directors may be made only (i) pursuant to the Fund’s notice of the meeting; (ii) by or at the direction of the Fund’s Board of Directors; or (iii) provided that the Fund’s Board of Directors has determined that Directors shall be elected at such meeting, by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws.

The purpose of requiring stockholders to provide the Fund with advance notice of nominations and other business is to afford the Fund’s Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Fund’s Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Fund’s Bylaws do not give the Fund’s Board of

Directors any power to disapprove stockholder nominations for the election of Directors or proposals for action, this advance notice procedure may have the effect of precluding a contest for the election of Directors or the consideration of stockholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of Directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Fund and its stockholders.

Preferred Shares

Under the Fund’s Charter, the Fund’s Board of Directors has the authority to issue up to 50,000,000 Preferred Shares from time to time in one or more classes or series and to establish the terms, preferences and rights of any such class or series of Preferred Shares, all without the approval of the Fund’s common stockholders.

Unsolicited Takeovers

Under Maryland law, a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject to certain statutory provisions relating to unsolicited takeovers which, among other things, would automatically vest in the board of directors the exclusive right to determine the number of directors and the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board of directors, even if the remaining directors do not constitute a quorum. These statutory provisions relating to unsolicited takeovers also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, rather than the next annual meeting as would otherwise be the case and until his successor is elected and qualified.

An election to be subject to any or all of the foregoing statutory provisions may be made in the Fund’s Charter or Bylaws, or by a resolution of the Fund’s Board of Directors without stockholder approval. Any such statutory provision to which the Fund elects to be subject will apply even if other provisions of Maryland law or the Fund’s Charter or Bylaws provide to the contrary. Neither the Fund’s Charter nor the Fund’s Bylaws provide that the Fund is subject to any of the foregoing statutory provisions relating to unsolicited takeovers. However, the Fund’s Board of Directors could adopt a resolution or amend the Bylaws of the Fund, without stockholder approval, to elect to become subject to some or all of these statutory provisions.

Amendment to the Charter and Bylaws; Meetings of Stockholders

The Fund’s Charter may be amended only if declared advisable by the Board of Directors and approved by the stockholders by the affirmative vote of at least a majority of all of the votes entitled to be cast on the matter by the stockholders, except with respect to certain items noted below that have a super-majority stockholder vote requirement. The Fund’s Bylaws may be amended only by the Board of Directors by a majority vote of the Board of Directors.

The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the Investment Company Act, (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights or (7) amend, alter or repeal the above provisions in the Fund’s Charter. However, if such action has been declared advisable, approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law. The principal purpose of the above provisions is to increase the Fund’s ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure.

These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund’s structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which common stockholders might obtain prices for their shares in excess of the current market prices at which the Fund’s shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their common shares in preference to stock of the many mutual funds available.

The Fund will hold annual meetings as required by the rules of the New York Stock Exchange. Under Maryland law and the Fund’s Bylaws, the Fund is required to call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at such special meeting. Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The Secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting.

 Closed-End Fund Structure

The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at ‘‘net asset value.’’ Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Fund’s Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per common share. The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the stockholders of the Fund.

 Repurchase of Common Shares

The Fund is a closed-end management investment company, and as such its stockholders do not have the right to cause the Fund to redeem their common shares. The Fund, however, may repurchase common shares from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per common share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of Maryland law, the Fund may borrow to finance the repurchase of shares. The payment of interest on borrowings will increase the

Fund’s expenses and consequently reduce net income. In addition, the Fund is required under the Investment Company Act to maintain ‘‘asset coverage’’ of not less than 300% of its ‘‘senior securities representing indebtedness’’ as such terms are defined in the Investment Company Act.

The Fund’s common shares will trade in the open market at a price that is a function of several factors, including their net asset value and yield. The shares of closed-end investment companies frequently trade at a discount from, but sometimes at a premium over, their net asset values. See ‘‘Principal Risks of the Fund.’’ There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this prospectus or that the market price of the Fund’s shares will equal or exceed net asset value. The Fund may from time to time repurchase its shares at prices below their net asset value or make a tender offer for its shares. While this may have the effect of increasing the net asset value of those shares that remain outstanding, the effect of such repurchases on the market price of the remaining shares cannot be predicted.

Any offer by the Fund to repurchase common shares will be made at a price based upon the net asset value of the common shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and stockholders notified in accordance with the requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the Fund’s Board of Directors, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the common shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the Code). The Fund will purchase all common shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering common shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any service charges will not be deducted from the consideration paid for the tendered common shares. During the period of a repurchase offer, the Fund’s stockholders will be able to determine the Fund’s current net asset value (which will be calculated weekly) by use of a toll-free telephone number.

 Tax Matters

U.S. Federal Income Taxes

The following is a summary of material U.S. federal income tax consequences that may be relevant to a stockholder acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to stockholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances. This discussion also does not address all of the tax consequences that may be relevant to stockholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers and traders in securities, tax-exempt or tax-deferred plans, accounts, or entities, U.S. stockholders whose functional currency is other than the U.S. dollar or stockholders who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable U.S. tax laws as of the date of this prospectus; U.S. tax law may be changed or subject to new interpretations by the courts or the Internal Revenue Service (‘‘IRS’’) retroactively or prospectively. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund including the applicable U.S. federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a ‘‘regulated investment company’’ under Subchapter M of the Code, and this discussion assumes that the Fund will qualify as a regulated investment company.

Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or business or related trades or businesses. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% gross income requirement described above. Net income derived from an interest in a ‘‘qualified publicly traded partnership,’’ as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement. For the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership. In addition, no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s principal business of investing in stock or securities. Accordingly, regulations could be issued in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its ‘‘investment company taxable income’’ as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain.

The Fund generally will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and 98% of its capital gain net income (the excess of short-and long-term capital gains over short-and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Generally, the Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for this federal excise tax, but can give no assurances that all such liability will be eliminated. In particular, in its initial year the Fund may not make sufficient distributions to avoid being subject to this excise tax with respect to all or a portion of the income and gain it earns from the launch of the Fund until the end of October of such year. However, the Fund does not expect that any excise tax for this period will be material in amount.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to stockholders. As a result, each stockholder will be required to report such capital gains as long-term capital gains, will be able to claim its share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against its own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of its Fund shares by the difference between its share of such gains and the related credit or refund.

In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the stockholder has held shares of the Fund. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the stockholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to stockholders annually.

The Fund may receive ‘‘qualified dividend income,’’ as that term is defined in Section 1(h)(11) of the Code, from its investments and thus certain dividends distributed to individual stockholders attributable to the investment company taxable income of the Fund (if any) may qualify for the current maximum 15% federal tax rate on qualified dividend income, assuming the stockholder meets the holding period requirements for the qualified dividend income rules. Capital gain dividends distributed by the Fund to individual stockholders generally will qualify for the current maximum 15% federal tax rate on long-term capital gains. Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; starting in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends would be taxed as ordinary income.

The Fund’s dividends and distributions will generally not qualify for any dividends received deduction that might otherwise be available for certain dividends received by stockholders that are corporations.

Dividends and distributions declared in October, November or December, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each such stockholder in December of the year in which the dividend was declared. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Each year, the Fund’s stockholders will receive a year-end statement designating the amounts of capital gain dividends, ordinary income dividends and qualified dividend income paid by the Fund during the preceding year. The tax status of dividends paid by the Fund is not affected by whether such dividends are reinvested or received in cash by stockholders.

Special tax rules may change the normal treatment of gains and losses recognized by the Fund when it makes certain investments, such as when it invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as ‘‘passive foreign investment companies’’ and ‘‘controlled foreign corporations.’’ These special rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make other investments in which it recognizes income or gain prior to receiving cash with respect to such investments. For example, the Fund may invest in bonds issued with ‘‘original issue discount’’ for U.S. federal income tax purposes. To the extent that the Fund makes such investments, it may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its stockholders.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to the common stockholders. Generally, a stockholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Present law taxes both long-and short-term capital gains of corporate stockholders at the rates applicable to ordinary income. For individual taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35%.

No loss will be allowed on the redemption, sale or exchange of common shares if the stockholder purchases other common shares of the Fund (whether through reinvestment of distributions or otherwise) or the stockholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares. For purposes of determining a stockholder’s holding period for shares, the holding period is suspended for any periods during which the stockholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related properly or through certain options or short sales.

The Fund may be required to withhold taxes on certain dividends paid to stockholders who have not provided the Fund with their correct taxpayer identification numbers (which, in the case of individual stockholders, are normally their Social Security numbers), or are otherwise subject to back-up withholding. Stockholders who borrow money to buy Fund shares may not be permitted to deduct the interest on such borrowings. Under U.S. federal income tax rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holders.

Foreign Tax Credits

The Fund may be subject to certain taxes imposed by the emerging market countries in which it invests with respect to dividends, capital gains and interest income. Under the Code, if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country’s income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its stockholders. The Fund expects to qualify for and may make this election. For any year that the Fund makes such an election, each stockholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the stockholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing their taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year. Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund’s election. However, such stockholders should not be disadvantaged either, because the amount of additional income they are deemed to receive equal to their allocable shares of such foreign countries’ income taxes paid by the Fund generally will not be subject to U.S. federal income tax, except in the case of any such stockholder that has financed its interest in the fund with acquisition indebtedness.

The amount of foreign taxes that may be credited against a stockholder’s U.S. federal income tax liability generally will be limited, however, to an amount equal to the stockholder’s U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. A stockholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements. Each stockholder will be notified within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, such notification will designate (i) such stockholder’s portion of the foreign taxes paid to such country and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such country.

Foreign Stockholders

A ‘‘foreign investor’’ is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership or a foreign estate trust. Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder’s income from the Fund is ‘‘effectively connected’’ with a United States trade or business carried on by the stockholder.

If the foreign investor’s income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net short-term capital gains will generally be subject to a 30% (or lower treaty rate) United States withholding tax. The Fund is not required to withhold any amounts of distributions to foreign investors with respect to taxable years of the Fund beginning before January 1, 2008 that are properly designated by the Fund as ‘‘short-term capital gain dividends’’ or ‘‘qualified interest income,’’ provided that the income would not be subject to federal income tax if earned directly by the foreign investor. Foreign investors may be subject to an increased United States tax on their income resulting from the Fund’s election (described above) to ‘‘pass-through’’ amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to U.S. tax unless a foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, unless (i) such gain is attributable to an office or fixed place of business in the United States or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor’s overall return from an investment in the Fund, since the Fund will incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes. A foreign investor may be required to establish it is not a U.S. person in order to avoid backup withholding tax on payments that would not otherwise be subject to the 30% withholding tax described above. Backup withholding is not a separate tax and may be refunded to a foreign stockholder; however, a foreign stockholder would generally have to file a U.S. tax return to claim this refund.

If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. persons and a foreign investor that is a corporation may also be subject to an additional 30% (or lower treaty rate) branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to claim treaty benefits. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

Stockholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

The tax discussion set forth above is a summary included for general information purposes only. In view of the individual nature of tax consequences, stockholders are advised to consult their own tax advisors with respect to the specific tax consequences to them of participation in the fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effect of changes in federal or other tax laws.

 Underwriters

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the underwriters named below, for whom Morgan Stanley & Co. Incorporated is acting as representative, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of common shares indicated below.

Name	Number of Common Shares
Morgan Stanley & Co. Incorporated	55,900,000
A.G. Edwards & Sons, Inc.	750,000
Oppenheimer & Co. Inc.	2,725,000
Raymond James & Associates, Inc.	1,875,000
Deutsche Bank Securities Inc.	675,000
ML Stern & Co., LLC	220,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	200,000
The GMS Group, LLC	160,000
Wedbush Morgan Securities Inc.	150,000
J.B. Hanauer & Co.	130,000
E*TRADE Securities LLC	110,000
GunnAllen Financial, Incorporated	100,000
Newbridge Securities Corporation	100,000
Doft & Co., Inc.	85,000
SunTrust Capital Markets, Inc.	60,000
Ferris, Baker Watts, Incorporated	60,000
Robert W. Baird & Co. Incorporated	60,000
Brookstreet Securities Corporation	60,000
Axiom Capital Management, Inc.	40,000
William Blair & Company L.L.C.	40,000
Sanders Morris Harris Group	40,000
Huntleigh Securities Corporation	35,000
Ladenburg Thalmann & Co. Inc.	35,000
Mesirow Financial, Inc.	35,000
Morgan Keegan & Company, Inc.	35,000
Paulson Investment Company, Inc.	35,000
Wunderlich Securities, Inc.	35,000
Total	63,750,000

The underwriters are offering the common shares subject to their acceptance of the common shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such common shares are taken. However, the underwriters are not required to take or pay for the common shares covered by the underwriters’ over-allotment option described below.

The underwriters initially propose to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.60 a share under the initial offering price. After the initial offering of the common shares, the offering price and other selling terms may from time to time be varied by the representative. The underwriting discounts and commissions (sales load) of $0.90 a share are equal to 4.5% of the initial offering price. Investors must pay for any common shares purchased on or before April 27, 2007.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of 9,562,500 common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional common shares as the number listed next to the underwriter’s name in the preceding table bears to the total number of common shares listed next to the names of all underwriters in the preceding table. If the underwriters’ over-allotment option is exercised in full, the total price to the public would be $1,466,250,000, the total underwriters’ discounts and commissions (sales load) would be $65,981,250, the estimated offering expenses would be $2,932,500 and the total proceeds to the Fund would be $1,397,336,250.

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Expenses payable by the Fund	$0.04	$0.04	$2,550,000	$2,932,500
Underwriting discounts and commissions (sales load)	$0.90	$0.90	$57,375,000	$65,981,250

The fees described below under ‘‘—Additional Compensation to Be Paid by the Adviser’’ are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than underwriting discounts and commissions) will not exceed $0.04 a common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding underwriting discounts and commissions) are estimated to be $600,000 in total, all of which will be borne by the Fund.

The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by them.

In order to meet requirements for the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($2,000).

The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘EDD.’’

The Fund has agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated, on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus:

•	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares, or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares,

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares. This lock-up agreement will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the Fund’s Dividend Reinvestment Plan.

In order to facilitate the offering of the common shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. The underwriters currently expect to sell more common shares than they are obligated to purchase under the underwriting agreement, creating a short position in the common shares for their own account. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market. In determining the source of common shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the common shares compared to the price available under the over-allotment option. The underwriters may also sell common shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the common shares in the offering, if the syndicate repurchases previously distributed common shares in transactions to cover syndicate short positions or to stabilize the price of the common shares. Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Adviser and the representative. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the common shares will develop and continue after this offering.

The Fund anticipates that the representative and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

Morgan Stanley & Co. Incorporated is an affiliate of the Adviser. In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036.

Additional Compensation to Be Paid by the Adviser

In connection with this transaction, Morgan Stanley & Co. Incorporated will be paid a marketing and structuring fee by the Adviser (and not the Fund) equal to 1.25% of the aggregate price to the public of the common shares sold by Morgan Stanley & Co. Incorporated (including shares over-allotted by Morgan Stanley & Co. Incorporated regardless of whether the underwriters’ over-allotment option is exercised), and which will total $15,989,596. In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), this marketing and structuring fee will be earned by and paid to Morgan Stanley & Co. Incorporated by the Adviser for advice to the Adviser on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its common shares. These services provided by Morgan Stanley & Co. Incorporated to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities.

The Adviser (and not the Fund) has agreed to pay to Oppenheimer & Co. Inc., from its own assets, an incentive fee in the amount of $620,000. This incentive fee will not be paid to Morgan Stanley & Co.

Incorporated. Accordingly, in no event will the Adviser pay the underwriters as a group more than 1.25% of the aggregate price to the public of the common shares sold in this offering, including over-alloted shares.

SELLING RESTRICTIONS

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

The common shares offered pursuant to this prospectus are not being registered under the Securities Act of 1933 for the purpose of sales outside the United States.

Hong Kong.    Each underwriter has represented and agreed that (1) it has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any common shares other than (a) to ‘‘professional investors’’ as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a ‘‘prospectus’’ as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance; and (2) it has not issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the common shares, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the common shares which are or are intended to be disposed of only to persons outside Hong Kong or only to professional investors’’ as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance.

Singapore.    This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore, and the offer of the common shares in Singapore is made pursuant to the exemptions under Sections 274 and 275 of the Securities and Futures Act (the ‘‘SFA’’). Accordingly, this prospectus and any other document or material in connection with the offer or sale of the common shares may not be circulated or distributed, nor may the common shares be offered or sold, whether directly or indirectly, to any person in Singapore other than (i) to an institutional investor pursuant to Section 274 of the SFA, (ii) to an accredited investor or other relevant person as defined in Section 275(2) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the common shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

(a) corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

(b) trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor,

the securities of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for 6 months after that corporation or that trust has acquired the common shares under Section 275 of the SFA except (1) to an institutional investor or to a relevant person as defined in Section 275(2) of the SFA; (2) where the transfer arises from an offer referred to in Section 275(1A) of the SFA (for the corporation) or from an offer that is made on terms that the rights or interest are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets (for the trust); (3) where no consideration is or will be given for the transfer; or (4) by operation of law.

Taiwan, the Republic of China (‘‘R.O.C.’’).    The securities may be made available for purchase outside the R.O.C. by investors residing in the R.O.C. but may not be issued, offered or sold in the R.O.C., except on a private placement basis only to banks, bills houses, trust enterprises, financial holding companies and other qualified entities or institutions (collectively, ‘‘Qualified Institutions’’) and other entities and individuals meeting specific criteria (‘‘Other Qualified Investors’’) pursuant to the private placement provisions of the R.O.C. Rules Governing Offshore Funds. No other offer or sale of the securities in the R.O.C. is permitted. R.O.C. purchasers of the securities may not sell or otherwise dispose of their holdings except by redemption, transfer to a Qualified Institution or Other Qualified Investor, transfer by operation of law or other means approved by the R.O.C. Financial Supervisory Commission.

 Dividend Paying Agent, Transfer Agent and Registrar

Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s common shares. The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.

 Custodian

JPMorgan Chase Bank, N.A. will serve as custodian for the Fund. The Custodian will hold cash, securities, and other assets of the Fund as required by the Investment Company Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is 270 Park Avenue, New York, NY 10017.

 Code of Ethics

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund. The Adviser is subject to a Code of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Securities and Exchange Commission’s Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the Securities and Exchange Commission’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this prospectus.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board of Directors believes that the voting of proxies on securities to be held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates.

A copy of the Proxy Policy is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record to be filed with the Securities and Exchange Commission, will be available without charge on our web site at www.morganstanley.com. The Fund’s proxy voting record will also be available without charge on the Securities and Exchange Commission’s web site at www.sec.gov.

 Legal Matters

The validity of the common shares offered hereby will be passed on for the Fund by Clifford Chance US LLP, New York, NY. Certain legal matters will be passed on for the underwriter by Davis Polk & Wardwell, New York, NY. Clifford Chance US LLP and Davis Polk & Wardwell will rely, as to matters of Maryland law, on the opinion of Ballard Spahr Andrews & Ingersoll, LLP, Baltimore, MD.

 Independent Registered Public Accounting Firm

The statement of assets and liabilities of the Fund as of March 1, 2007 included in this prospectus in reliance on the report of Ernst & Young LLP, the Fund’s independent registered public accounting firm, is given on the authority of that firm, as experts in accounting and auditing. The principal address of Ernst & Young LLP is 200 Clarendon Street, Boston, MA 02116.

 Additional Information

The Fund is subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the Securities and Exchange Commission’s Public Reference Room, Washington, D.C. 20549-0102. Information on the operation of such public reference facilities may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Copies of such materials can be obtained from the Securities and Exchange Commission’s Public Reference Room, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Securities and Exchange Commission maintains a website at www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Securities and Exchange Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the ‘‘Fund’’) as of March 1, 2007. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. at March 1, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
March 15, 2007

MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AS OF MARCH 1, 2007

Assets:
Cash	$100,000
Deferred offering costs	525,000
Total assets	$625,000
Liabilities:
Payable for deferred offering costs	$525,000
Net Assets applicable to 5,236 shares of $0.01 par value common shares outstanding	100,000
Net asset value per common share outstanding, $100,000/5,236 shares outstanding	$19.10
Offering price per common share outstanding, (100/95.5 of $19.10)	$20.00

Notes to Statement of Assets and Liabilities

Note 1.    Organization

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the ‘‘Fund’’) was incorporated in Maryland on January 25, 2007, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). The Fund’s primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation. The Fund is authorized to issue 100,000,000 shares of $0.01 par value common stock and 50,000,000 shares of $0.01 par value preferred stock. The Fund has had no operations to date other than matters relating to its organization and registration and the sale and issuance to Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’), of 5,236 shares of common stock at an aggregate purchase price of $100,000 on March 1, 2007.

The Adviser, on behalf of the Fund, will incur all of the Fund’s organizational costs, estimated at $10,000. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.04 per share of the Fund’s common stock. The aggregate offering expenses (other than the sales load) currently are estimated to be $525,000. Offering costs borne by the Fund, currently estimated at $525,000, will result in a reduction of capital of the Fund attributable to common shares at the time of issuance of common shares.

Note 2.    Accounting Policies

Use of Estimates & Indemnifications.    The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The Fund enters into contracts that contain a variety of indemnifications.    The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Federal Income Tax.    The Fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Note 3.    Agreements

Investment Advisory and Management Agreements.    Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the ‘‘Agreement’’). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly Managed Assets.

Administration Agreement.    The Adviser also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly Managed Assets.

Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (‘‘JPMIS’’), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

Custodian Agreement.    JPMorgan Chase Bank, N.A. (the ‘‘Custodian’’) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.    POLICY STATEMENT

Introduction—Morgan Stanley Investment Management’s (‘‘MSIM’’) policy and procedures for voting proxies (‘‘Policy’’) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an ‘‘MSIM Affiliate’’ and collectively referred to as the ‘‘MSIM Affiliates’’ or as ‘‘we’’ below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the ‘‘MSIM Funds’’), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the ‘‘named fiduciary’’ for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (‘‘Client Proxy Standard’’). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services—Institutional Shareholder Services (‘‘ISS’’) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the ‘‘Research Providers’’) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.    GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A.    Routine Matters.    We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to ‘‘the transaction of such other business which may come before the meeting,’’ and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.    Board of Directors

1.    Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.	We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a ‘‘bright line’’ test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.	We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.	We consider withholding support from or vote against a nominee who serves on the board of directors for more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.    Board independence:    We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.    Board diversity:    We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.    Majority voting:    We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.    Proposals to elect all directors annually:    We generally support proposals to elect all directors annually at public companies (to ‘‘declassify’’ the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.    Cumulative voting:    We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.    Separation of Chairman and CEO positions:    We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice and as a key check and balance, and therefore support division of the roles in that context.

8.    Director retirement age:    Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.    Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.    Corporate transactions and proxy fights.    We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.    Changes in legal and capital structure.    We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

1.    We generally support the following:

•	Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals to authorize share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Proposals for higher dividend payouts.

2.    We generally oppose the following (notwithstanding management support):

•	Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create ‘‘blank check’’ preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

E.    Takeover Defenses and Shareholder Rights

1.    Shareholder rights plans:    We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.    Supermajority voting requirements:    We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.    Shareholder rights to call meetings:    We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.    Anti-greenmail provisions:    Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. Auditors.    We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G.    Executive and Director Remuneration.

1.	We generally support the following proposals:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (‘‘run rate’’) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.    Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.    Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.    Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (‘‘SEC’’) regulations generally will not be supported.

5.    We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.    Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.    Social, Political and Environmental Issues.    We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds.    Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.     ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the ‘‘Committee’’) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the ‘‘Corporate Governance Team’’). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (‘‘CIO’’), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.    Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize ‘‘split voting’’ (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or ‘‘override voting’’ (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (‘‘Index Strategies’’) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.    Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (‘‘Special Committee’’).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.    Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.    The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.    The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.    Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.    If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.    If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted as per the recommendations of the Research Providers, provided that all the Research Providers have the same recommendation and the vote is consistent with MSIM’s Client Proxy Standard.

3.    If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.    Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

Appendix A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (‘‘AIP’’).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the ‘‘Fund’’) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

a.    Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a ‘‘Designated Person,’’ and collectively, the ‘‘Designated Persons’’), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

b.    Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then  AIP     may exercise its voting rights with respect to such matter.

Morgan Stanley
Emerging Markets Domestic Debt Fund, Inc.

(EDDPRO-00)